SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

PACIFIC SUNWEAR OF CALIFORNIA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PACIFIC SUNWEAR OF CALIFORNIA, INC.

3450 E. Miraloma Avenue
Anaheim, California 92806

April 14, 2003

Dear Shareholders:

      You are cordially invited to attend the 2003 Annual Meeting of Shareholders of the Company to be held on Wednesday, May 21, 2003, at the principal executive offices of the Company located at 3450 E. Miraloma Avenue, Anaheim, California 92806, beginning at 9:00 a.m., local time.

      At this meeting, you are being asked to elect six directors (three for a one-year term and three for a two-year term), to approve an amended and restated version of the Company’s 1999 Stock Award Plan, and to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending January 31, 2004. Sally Frame Kasaks, Peter Starrett and Thomas M. Murnane are the nominees for election to the Board of Directors for a one-year term and Greg H. Weaver, Julius Jensen III and Pearson C. Cummin III are the nominees for election to the Board of Directors for a two-year term. Each of the nominees is currently serving as a director of the Company.

      The members of the Board and management look forward to personally greeting as many shareholders as possible at the meeting. However, whether or not you plan to attend personally, and regardless of the number of shares you own, it is important that your shares be represented.

      Although you presently may plan to attend the Annual Meeting, please complete, sign, date and promptly return the enclosed proxy card. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy and do so at that time.

Sincerely,

Greg H. Weaver
Chairman of the Board
and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE MEETING
PROPOSAL 1 ELECTION OF DIRECTORS
BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
EXECUTIVE COMPENSATION AND OTHER INFORMATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE COMPENSATION COMMITTEE
PERFORMANCE GRAPH
PROPOSAL 2 AMENDMENTS TO THE 1999 STOCK AWARD PLAN
PROPOSAL 3 RATIFICATION OF INDEPENDENT AUDITORS
APPENDIX A PACIFIC SUNWEAR OF CALIFORNIA, INC. AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
APPENDIX B

PACIFIC SUNWEAR OF CALIFORNIA, INC.

3450 E. Miraloma Avenue
Anaheim, California 92806

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 21, 2003

       The Annual Meeting of Shareholders of Pacific Sunwear of California, Inc., a California corporation (the “Company”), will be held at the principal executive offices of the Company located at 3450 E. Miraloma Avenue, Anaheim, California 92806, on Wednesday, May 21, 2003, at 9:00 a.m. local time for the following purposes:

(1) To elect six members of the Board of Directors in two classes to serve, respectively, for one- and two-year terms;

(2) To approve an amended and restated version of the Company’s 1999 Stock Award Plan to increase the number of shares authorized to be issued under the Plan by an additional 2,500,000 shares, as well as amend certain other provisions in the Plan;

(3) To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending January 31, 2004; and

(4) To transact such other business as may properly come before the Annual Meeting and at any adjournment thereof.

      Shares represented by properly executed proxies will be voted in accordance with the specifications therein. It is the intention of the Board of Directors that shares represented by proxies, which are not limited to the contrary, will be voted for the election of those directors named in the attached proxy statement.

      The Board of Directors has fixed the close of business on April 7, 2003 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof.

By Order of the Board of Directors

Carl W. Womack
Sr. Vice President,
Chief Financial Officer and Secretary

Anaheim, California

April 14, 2003

YOUR VOTE IS IMPORTANT

No matter how many shares you owned on the record date, please indicate your voting instructions on the enclosed proxy card. Date, sign and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense to the company of further solicitation, we ask your cooperation in promptly mailing in your proxy card.

PACIFIC SUNWEAR OF CALIFORNIA, INC.

3450 E. Miraloma Avenue
Anaheim, California 92806

ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 21, 2003

PROXY STATEMENT

       The accompanying proxy is being solicited by the Board of Directors of Pacific Sunwear of California, Inc. (the “Company”) for use at the Company’s 2003 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, May 21, 2003, at 9:00 a.m. local time at the Company’s principal executive offices, 3450 E. Miraloma Avenue, Anaheim, California 92806, and at any and all adjournments thereof. This Proxy Statement and the accompanying proxy are being mailed to shareholders on or about April 14, 2003.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Q:     What is being voted on?

A: (1)	The election of six nominees to serve on the Company’s Board of Directors through nominees Sally Frame Kasaks, Peter Starrett and Thomas M. Murnane for a one-year term and through nominees Greg H. Weaver, Julius Jensen III and Pearson C. Cummin III for a two-year term;

(2)	the approval of an amended and restated version of the Company’s 1999 Stock Award Plan (the “1999 Plan”), in order to increase the number of shares issuable under that plan from 4,800,000 to 7,300,000 and to amend certain other provisions of the 1999 Plan; and

(3)	the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending January 31, 2004 (“fiscal 2003”).

Q:	How does the Board recommend shareholders vote on these proposals?

A:	The Board of Directors recommends a vote FOR each of the nominees for director, FOR the approval of the amended and restated version of the 1999 Plan and FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors.

Q:	Who is entitled to vote?

A:	The record date for the Annual Meeting is April 7, 2003. Stockholders of record as of the close of business on that date are entitled to vote at the Annual Meeting.

Q:	How can shareholders vote?

A:	Record holders of shares of the Company’s Common Stock may sign and date the enclosed proxy card and return it in the pre-paid envelope, or attend and vote at the Annual Meeting in person. If a shareholder’s shares are held by a broker as nominee (that is, in “street name”), the shareholders must obtain a proxy form from the institution that holds the shares and follow the instructions included on that form regarding how to instruct the broker to vote the shares.

Q:	How will the votes be counted?

A:	Votes cast by proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as an inspector of election for the meeting.

Q:     Can proxies be revoked?

A:	Yes. Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company at the Company’s principal executive offices, by a subsequent proxy executed by the person executing the prior proxy and presented to the Secretary of the Company at the Annual Meeting, or by attendance at the Annual Meeting and voting in person by the person executing the proxy. However, a shareholder’s mere presence at the Annual Meeting will not, by itself, revoke that shareholder’s proxy.

Q:     How many shares can vote?

A:	As of the close of business on the record date of April 7, 2003, 49,906,818 shares of Common Stock of the Company were issued and outstanding. There is no other class of voting securities outstanding. Each share of Common Stock entitles its holder to one vote.

Q:     How is a quorum determined?

A:	A quorum refers to the number of shares that must be in attendance at a meeting to lawfully conduct business. A majority of the shares of the Company’s Common Stock entitled to be voted will constitute a quorum. The election inspector will treat shares referred to as “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will be counted as present for quorum purposes.

Q:     What is required to approve each proposal?

A:	Once a quorum has been established, directors are elected by a plurality of the votes cast by holders of shares entitled to vote at the Annual Meeting. This means that the individuals who receive the largest number of votes are selected as directors up to the maximum number of directors to be elected at the meeting. To approve the amended and restated version of the 1999 Plan and ratify the appointment of independent auditors, holders of a majority of the shares represented at the Annual Meeting, either in person or by proxy, must vote in favor of the proposal. If a broker has physically indicated on the proxy that it does not have discretionary authority to vote on any matter, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

Q:     What happens if a shareholder abstains?

A:	The election inspector will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the shareholders for a vote. Abstentions, however, do not constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of a plurality or of “votes cast.”

Q:     How will shares be voted if a shareholder returns a blank proxy card?

A:	If a shareholder signs and sends in a proxy card and does not indicate how the shareholder wants to vote, the election inspector will count that proxy as a vote FOR each of the director nominees named in this proxy statement, FOR the approval of the amended and restated version of the 1999 Plan, and FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors.

Q:     How will voting on any other business be conducted?

A:	Although the Board of Directors does not know of any business to be considered at the Annual Meeting other than the proposals described in this proxy statement, if any other business comes before the Annual Meeting, a shareholder’s signed proxy card gives authority to the proxyholders to vote on those matters at their discretion.

Q:     Who will bear the costs of this solicitation?

A:	The expense of soliciting proxies will be borne by the Company. Proxies will be solicited principally by mail, but directors, officers and regular employees of the Company may solicit proxies personally or by telephone or special letter without any additional compensation. The Company also will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners. The Company may also engage a proxy solicitation company in connection with the Annual Meeting for a fee that is not expected to exceed $20,000 plus out-of-pocket expenses.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

      On April 7, 2003, the record date with respect to this solicitation for determining shareholders entitled to notice of and to vote at the Annual Meeting, 49,906,818 shares of the Company’s Common Stock were outstanding. No shares of any other class of stock were outstanding. Only shareholders of record on such date are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof. Each shareholder of record is entitled to one vote for each share held on all matters to come before the Annual Meeting and at any adjournment thereof.

      Except as otherwise indicated, the following table sets forth information as of April 7, 2003 with respect to the beneficial ownership of the Company’s Common Stock by each person who is known by the Company to beneficially own more than 5% of the Company’s Common Stock, each director of the Company, each nominee for election to the Board of Directors, each executive officer named in the Summary Compensation Table set forth under “Executive Compensation and Other Information” and by all directors and executive officers as a group. Except as otherwise indicated, beneficial ownership includes both voting and investment power with respect to the shares shown.

	Amount and
	Nature of
	Beneficial	Percent of
Name and Address of Beneficial Owner	Ownership	Class

Wellington Management Co., LLP(1)	6,173,415	12.5%
75 State Street
Boston, MA 02109
FMR Corp. and related parties(2)	4,251,703	8.6%
82 Devonshire Street
Boston, MA 02109
Mellon Financial Corporation and its subsidiaries(3)	2,747,013	5.6%
One Mellon Center
Pittsburgh, PA 15258
AIM Management Group Inc., and its subsidiaries(4)	2,592,938	5.3%
11 Greenway Plaza, Suite 100
Houston, TX 77046
Julius Jensen III(5)	305,450	*
Pearson C. Cummin III(6)	249,388	*
Sally Frame Kasaks(7)	83,250	*
Peter Starrett	0	*
Thomas M. Murnane	0	*
Greg H. Weaver(8)	2,569,169	5.1%
Timothy M. Harmon(9)	1,022,653	2.0%
Carl W. Womack(10)	269,695	*
All directors and executive officers as a group (8 persons)(11)	4,669,203	9.0%

*	Less than one percent.

(1)	Share ownership for Wellington Management Co., LLP is given as of December 31, 2002, and was obtained from a Schedule 13G, dated February 14, 2003, filed with the Securities and Exchange Commission. Wellington Management Co., LLP has shared voting power with respect to 4,683,975 shares and shared dispositive power with respect to 6,173,415 shares.

(2)	Share ownership for FMR Corp. and related parties is given as of December 31, 2002, and was obtained from a Schedule 13G, dated February 14, 2003, filed with the Securities and Exchange Commission. FMR Corp. and related parties have sole voting power with respect to 215,503 shares and sole dispositive power with respect to 4,251,703 shares. For the purposes of the reporting requirements of the Securities and Exchange Act of 1934, Fidelity Management Trust Company, Fidelity International Limited, Edward C. Johnson 3d, Abigail P. Johnson and members of the Edward C. Johnson 3d family are also deemed to be beneficial owners of such securities.

(3)	Share ownership for Mellon Financial Corporation and its subsidiaries is given as of January 15, 2003 and was obtained from a Schedule 13G, dated January 22, 2003, filed with the Securities and Exchange Commission. Mellon Financial Corporation and its subsidiaries have sole voting power with respect to 2,429,163 shares, shared voting power with respect to 284,700 shares, sole dispositive power with respect to 2,460,348 shares and shared dispositive power with respect to 286,665 shares.

(4)	Share ownership for AIM Management Group Inc. and its subsidiaries is given as of December 31, 2002 and was obtained from a Schedule 13G, dated February 10, 2003, filed with the Securities and Exchange Commission. AIM Management Group Inc. and its subsidiaries have sole voting and dispositive power with respect to 2,592,938 shares.

(5)	Includes 116,673 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of April 7, 2003.

(6)	Includes 70,875 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of April 7, 2003.

(7)	Includes 78,750 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of April 7, 2003.

(8)	Includes 665,023 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of April 7, 2003 and 187,500 shares of restricted stock, as to which Mr. Weaver has voting, but not dispositive, power.

(9)	Includes 728,470 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of April 7, 2003.

(10)	Includes 267,896 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of April 7, 2003.

(11)	Includes 2,097,285 shares of Common Stock which may be acquired upon exercise of stock options which are presently exercisable or will become exercisable within 60 days of April 7, 2003.

PROPOSAL 1

ELECTION OF DIRECTORS

      The Company’s Bylaws provide that the authorized number of directors of the Company shall not be less than five nor more than nine until changed by amendment of the Articles of Incorporation or by a Bylaw duly adopted by approval of the outstanding shares. The exact number of directors shall be fixed by amendment of the Bylaws duly adopted either by the Board of Directors or the shareholders. The exact number of authorized directors as of the date of this Proxy Statement is seven. Peter L. Harris, a current member of the Company’s Board of Directors, is not standing for election at the Annual Meeting, and prior to the holding of the Annual Meeting, the number of directors will be reduced to six.

      The Company’s Bylaws provide that, in the event the number of directors is at least six but less than nine, the Board of Directors shall be divided into two classes, designated Class I and Class II. Each class shall consist, as nearly as may be possible, of one-half of the total number of directors constituting the entire Board of Directors. At the Annual Meeting, the Class I directors will be elected to serve for a term of one year and until their successors shall have been duly elected and qualified, and the Class II directors will be elected to serve for a term of two years and until their successors shall have been duly elected and qualified.

      For the purpose of electing directors, each shareholder is entitled to one vote per share for each of the six directors to be elected. The candidates receiving the highest number of votes will be elected.

      The accompanying proxies solicited by the Board of Directors will be voted for the election of the six nominees named below, unless the proxy card is marked to withhold authority to vote. Each of the nominees is currently serving as a director of the Company, and Greg H. Weaver, Julius Jensen III, Pearson C. Cummin III, Sally Frame Kasaks were previously elected to the present term of office by the shareholders of the Company. Messrs. Starrett and Murnane were appointed as directors by the Board of Directors in March 2003.

      The nominees for election as directors are:

Class	Nominee	Term

I	Sally Frame Kasaks	One-year term expiring at the 2004 Annual Meeting
I	Peter Starrett	One-year term expiring at the 2004 Annual Meeting
I	Thomas M. Murnane	One-year term expiring at the 2004 Annual Meeting
II	Greg H. Weaver	Two-year term expiring at the 2005 Annual Meeting
II	Julius Jensen III	Two-year term expiring at the 2005 Annual Meeting
II	Pearson C. Cummin III	Two-year term expiring at the 2005 Annual Meeting

      If any of the nominees should become unavailable for election to the Board of Directors, the persons named in the proxy or their substitutes shall be entitled to vote for a substitute to be designated by the Board of Directors. Alternatively, the Board of Directors may reduce the number of directors. The Board of Directors has no reason to believe that it will be necessary to designate a substitute nominee or reduce the number of directors.

      In the election of directors, shares present but not voting will be disregarded (except for quorum purposes) and the nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them up to the number of directors to be elected by those shares will be elected and votes cast against a candidate or votes withheld will have no legal effect. Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated in the accompanying proxy card. Cumulative voting will not apply.

Nominees

      The following table provides information regarding each nominee for election to the Board of Directors. The ages shown are as of April 7, 2003.

	Business Experience During Last	Director
Name and Age	Five Years and Directorships	Since

Sally Frame Kasaks (58)	Business consultant since January 1997. Previously, Chairman and Chief Executive Officer of Ann Taylor Stores, Inc., a specialty apparel retailer, where she was employed from February 1992 to August 1996. President and Chief Executive Officer of Abercrombie and Fitch, which was a specialty apparel retailing division of The Limited, Inc., from February 1989 to February 1992. Chairman and Chief Executive Officer of The Talbots, Inc., which was a specialty apparel retailing division of General Mills Co., from November 1985 to September 1988. Director of Cortefiel, S.A., The White House, Inc., The Children’s Place, Inc., Tuesday Morning, Inc., and Coach, Inc., New York.	1997
Peter Starrett (55)	Founder and President, Peter Starrett Associates, a retail advisory consulting firm, since August 1998. Previously, President of Warner Bros. Studio Stores, a division of AOL Time Warner, from 1990 to 1998. President and Chief Executive Officer of Plymouth Lamston Stores from 1988 to 1990. Prior to that, Chairman and Chief Executive Officer of the Specialty Store division of Federated Department Stores, where he was employed from 1983 to 1988. Prior to that, Mr. Starrett served in various positions at May Department Stores from 1975 to 1983. Director of Galyan’s Trading Company, Inc., AFC Enterprises, Inc., The Pantry, Inc., Guitar Center, Inc., Ross-Simons of Warwick, Inc. and Sur La Table, Inc.	2003
Thomas M. Murnane (56)	Retired as Partner from PricewaterhouseCoopers, where he held various retail and strategic consulting positions, including service in the Management Horizons Division and PwC Consulting, from 1980 to 2002. Director, The Pantry, Inc. and Finlay Enterprises, Inc.	2003
Greg H. Weaver (49)	Chief Executive Officer since October 1996, Chairman of the Board since November 1997 and a director since February 1996. Mr. Weaver served as President and Chief Executive Officer from October 1996 to November 1997, as President and Chief Operating Officer from February 1996 to October 1996 and as Chief Operating Officer and Executive Vice President from October 1994 to February 1996. Mr. Weaver also served as Executive Vice President, Senior Vice President and as Vice President since he joined the Company in July 1987.	1996
Julius Jensen III (69)	Managing General Partner of Copley Venture Partners, a venture capital investment firm, since 1985.	1988
Pearson C. Cummin III (60)	Managing Member, Grey Fox Associates, LLC, since December 2002. Previously, General Partner of Consumer Venture Partners, a venture capital investment firm, from January 1986 to December 2002. Director of The Boston Beer Company.	1988

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Compensation of Directors

      During the fiscal year ended February 1, 2003 (“fiscal 2002”), non-employee directors of the Company were paid a fee of $3,000 for each meeting attended of the Board of Directors and were reimbursed for expenses incurred in attending meetings of the Board of Directors. In addition, non-employee directors of the Company were paid a fee of $500 for each telephonic meeting of the Board of Directors that they participated in. During fiscal 2002, each non-employee director of the Company received a stock option to purchase 9,000 shares of Common Stock at an exercise price equal to the closing price of the common stock on the date of grant. For fiscal 2003, non-employee directors of the Company will be paid a fee of $3,000 for each meeting attended of the Board of Directors, $500 for each telephonic meeting of the Board of Directors that they participate in, and a stock option to purchase 9,000 shares of Common Stock. Mr. Weaver, who is an executive officer of the Company, is not paid any fees or additional remuneration for his service as a member of the Board of Directors.

Committees of the Board of Directors

      The Board of Directors has an Audit Committee, currently consisting of Mr. Jensen, Ms. Kasaks and Mr. Cummin. The Audit Committee Charter, which sets forth the authority and responsibilities of the Audit Committee, was adopted in March 2000 and restated in March 2003. A copy of the restated Audit Committee Charter is attached to this proxy statement as Appendix A. The Audit Committee Charter requires that the Audit Committee consist of three or more board members who satisfy the “independence” requirements of the Nasdaq and applicable law. Each of the members of the Audit Committee satisfies these requirements. The primary responsibility of the Audit Committee is to confirm the independence of the Company’s auditors and to review the scope of audit and non-audit assignments, internal auditing procedures and the adequacy of internal controls. The Audit Committee meets with management and the Company’s independent public accountants. The Audit Committee met six times and took action by written consent once during fiscal 2002.

      The Board of Directors also has a Compensation Committee, currently consisting of Messrs. Jensen, Cummin and Harris. Peter L. Harris, a current member of the Company’s Compensation Committee, is not standing for election at the Annual Meeting. The Compensation Committee Charter was adopted in March 2003. The Compensation Committee Charter requires that the Compensation Committee consist of no fewer than three board members who satisfy the “independence” requirements of the Nasdaq and applicable law. Each of the members of the Compensation Committee satisfies these requirements. The primary responsibility of the Compensation Committee is to establish compensation and incentives for the Company’s executive officers and to administer the Company’s incentive compensation and benefit plans, including the Company’s 1992 Stock Award Plan, the Company’s 1999 Stock Award Plan (together, the “Stock Award Plans”) and the Pacific Sunwear of California, Inc. Executive Deferred Compensation Plan (the “Executive Deferred Compensation Plan”). The Compensation Committee took action by written consent nine times during fiscal 2002.

      In addition, the Board of Directors has a Nominating and Governance Committee, currently consisting of Mr. Jensen, Ms. Kasaks and Mr. Harris. Peter L. Harris, a current member of the Company’s Nominating and Governance Committee, is not standing for election at the Annual Meeting. The Nominating and Governance Committee Charter was adopted in March 2003. The Compensation Committee Charter requires that the Nominating and Governance Committee consist of no fewer than three board members who satisfy the “independence” requirements of the Nasdaq and applicable law. Each of the members of the Nominating and Governance Committee satisfies these requirements. The Nominating and Governance Committee recommends qualified candidates as directors of the Company, including the slate of directors, which the Board proposes for election by shareholders at the Company’s annual meetings of shareholders. The Nominating and Governance Committee considered and recommended the six nominees presented for election as directors at the Annual Meeting. The Nominating and Governance Committee will consider nominees recommended by shareholders for next year’s annual meeting if a written recommendation is timely received by the Company’s Secretary. See “Shareholder Proposals.” The Nominating and Governance Committee met once during fiscal 2002.

Attendance at Board and Committee Meetings

      During fiscal 2002, the Board of Directors met six times and took action by written consent twice. No director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and the Committees of the Board of Directors on which such director served.

CORPORATE GOVERNANCE

      The Company’s Board of Directors and management are committed to good corporate governance to ensure that the Company is managed for the long-term benefit of its shareholders. To that end, during the past year, the Board of Directors and management have reviewed the Company’s corporate governance policies and practices against those suggested by various groups or authorities active in corporate governance and practices of other companies, as well as the requirements of the Sarbanes-Oxley Act of 2002, the proposed and final rules of the Securities and Exchange Commission, and the proposed new listing standards of the Nasdaq.

      Based on this review, the Company has taken several steps to voluntarily implement many of the proposed new rules, policies and listing standards. In particular, the Company has:

•	reconstituted its Nominating Committee as the Nominating and Governance Committee and adopted a new charter for this committee;

•	adopted new or amended and restated charters for the Audit Committee and the Compensation Committee; and

•	instituted a Code of Ethical Standards, Business Practices and Conduct applying to all officers and employees.

      In addition, the Company continues numerous good governance practices and policies, including:

•	a majority of the members of the Company’s Board of Directors are independent; and

•	all members of the Audit, Compensation and Nominating and Governance Committees meet the appropriate tests for independence.

EXECUTIVE OFFICERS

      The following is a list of the Company’s executive officers, followed by their biographical information (other than for Mr. Weaver, whose biographical information appears under “Election of Directors — Nominees”):

Executive Officers:	Age	Position

Timothy M. Harmon	51	President and Chief Merchandising Officer
Carl W. Womack	51	Senior Vice President, Chief Financial Officer and Secretary

      Timothy M. Harmon, who joined the Company in September 1991, has served as President and Chief Merchandising Officer from November 1997. Prior to November 1997, he served in various senior level executive merchandising positions since joining the Company. Prior to joining the Company, Mr. Harmon served in various merchandising positions at Wideworld/ MTV Sportswear, a domestic apparel manufacturer, Chauvin International, an import apparel manufacturer and Anchor Blue, a teen apparel retailer, and Federated Department Stores.

      Carl W. Womack, who joined the Company in May 1986, has served as Senior Vice President and Chief Financial Officer since October 1994. He served as Vice President of Finance and Chief Financial Officer from May 1986 to September 1994. He has served as Secretary of the Company since November 1992. Prior to joining the Company, Mr. Womack served in several positions in public and private accounting. Mr. Womack is a certified public accountant.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Except as follows, to the Company’s knowledge, based solely on its review of copies of reports furnished to the Company and written representations that no other reports were required, during fiscal 2002, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were satisfied. One Form 4 for Greg H. Weaver and one Form 4 for Timothy M. Harmon, each of which disclosed a grant of options to purchase shares of the Company’s Common Stock, were inadvertently not filed on a timely basis.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Executive Compensation

      The following table sets forth all compensation paid to or earned by the Company’s executive officers for fiscal 2002 and for the fiscal years ended February 2, 2002 (“fiscal 2001”) and February 4, 2001 (“fiscal 2000”).

Summary Compensation Table

				Long Term Compensation
				Awards
		Annual
		Compensation(1)		Restricted	Securities
				Stock	Underlying	All Other
		Salary	Bonus	Awards	Options	Compensation
Name and Principal Position	Year	($)	($)	($)	(#)(2)	($)(3)

Greg H. Weaver	2002	$756,250	$1,283,500	$—	525,000	$71,344
Chairman of the Board and	2001	745,801	—	—	600,000	62,152
Chief Executive Officer	2000	709,600	—	1,935,225 (4)	—	43,931
Timothy M. Harmon	2002	$477,269	$541,615	—	225,000	$44,429
President and Chief	2001	460,037	—	—	150,000	36,618
Merchandising Officer	2000	440,970	—	—	60,000	26,463
Carl W. Womack	2002	$311,359	$246,351	—	37,500	$23,748
Senior Vice President,	2001	310,557	20,000	—	52,500	24,629
Chief Financial Officer	2000	297,170	—	—	30,000	22,156
and Secretary

(1)	The annual compensation reported does not include the value of certain perquisites that in the aggregate did not exceed the lesser of either $50,000 or 10 percent of the total of annual salary and bonus reported for the named executive.

(2)	For fiscal 2001 and fiscal 2000, the number of shares have been adjusted for the three-for-two stock split effected on December 18, 2002.

(3)	Amounts shown represent Company contributions to the Company’s Executive Deferred Compensation Plan and, for Mr. Weaver, an annual premium of $2,480, $2,480 and $1,670, for fiscal 2002, fiscal 2001 and fiscal 2000, respectively, paid by the Company with respect to a term life insurance policy purchased for his benefit. The Company contributions to the Executive Deferred Compensation Plan are credited for the benefit of each executive, subject to vesting requirements.

(4)	On January 3, 2001, Mr. Weaver was granted a restricted stock award covering 112,500 shares of Common Stock at a price of $0.01 per share. The closing price of the Company’s Common Stock on that date was $17.209. Such shares vest in four equal annual installments, subject to the attainment of certain cumulative earnings per share growth targets, beginning on March 15, 2003. On September 17, 1999,

Mr. Weaver was granted a restricted stock award covering 75,000 shares of Common Stock at a price of $0.01 per share. The closing price of the Company’s Common Stock on that date was $15.875. Such shares vest in four equal annual installments, subject to the attainment of certain cumulative earnings per share growth targets, beginning on September 17, 2001. All share amounts and per share prices for both grants have been adjusted for the three-for-two stock split effected on December 18, 2002. As of February 1, 2003, Mr. Weaver had an aggregate total of 187,500 shares in unvested restricted stock holdings, valued at $3,412,500, based upon the closing price of $18.20 for the Company’s Common Stock as of February 1, 2003, net of consideration paid by Mr. Weaver.

Summary of Option Grants

      The following table sets forth certain information with respect to grants of stock options during fiscal 2002 to the executive officers of the Company.

Option Grants in Last Fiscal Year

	Individual Grants
					Potential Realizable Value
	Number of	Percentage of			at Assumed Annual Rates
	Securities	Total Options			of Stock Price Appreciation
	Underlying	Granted to	Exercise		for Option Term
	Options	Employees in	Price	Expiration
Name	Granted(#)(1)	Fiscal Year	($/Sh)(2)	Date	5%($)	10%($)

Greg H. Weaver	225,000	15.2%	$14.23	02/04/12	$2,014,039	$5,103,971
	300,000	20.2%	18.17	01/22/13	3,428,105	8,687,490

	525,000	35.4%			5,442,144	13,971,461

Timothy M. Harmon	75,000	5.1%	14.23	02/04/12	671,352	1,701,339
	150,000	10.1%	18.17	01/22/13	1,714,052	4,343,745

	225,000	15.2%			2,385,404	6,045,084

Carl W. Womack	37,500	2.5%	14.23	02/04/12	335,672	850,658

(1)	All of such options were granted under the Stock Award Plans for a term of 10 years, subject to earlier termination in certain events related to termination of employment. Acceleration of the exercisability of the options may occur under certain circumstances, including a change in control of the Company. Options begin vesting one year after the grant date. On the initial vesting date, 25% of the options vest and, thereafter, options continue to vest at the rate of 2.08% each calendar month.

(2)	The exercise price and tax withholding obligations, if any, related to exercise may be paid by delivery of already owned shares and by offset of the underlying shares, respectively, subject in each case to certain conditions.

Summary of Options Exercised

      The following table provides information with respect to the exercise of stock options during the most recently completed fiscal year by the executive officers of the Company together with the fiscal year-end value of unexercised options.

Aggregated Option Exercises in the Last Fiscal Year

and Fiscal Year-End Option Values

Number of
			Securities		Value of
			Underlying		Unexercised
			Unexercised		In-the-Money
			Options at		Options at
			Fiscal Year-End		Fiscal Year-End
	Shares		(#)		(1)($)
	Acquired on	Value
	Exercise	Realized(1)	Exercisable/		Exercisable/
Name	(#)	($)	Unexercisable		Unexercisable

Greg H. Weaver	—	$—	849,219/	962,501	$5,343,669/	$3,683,746
Timothy M. Harmon	40,446	384,686	677,219/	366,876	6,573,391/	1,033,116
Carl W. Womack	—	—	241,616/	98,906	1,665,100/	425,947

(1)	Market value of the securities underlying the “in-the-money” options at exercise date or year-end, as the case may be, minus the exercise price of such options.

Severance Agreements and Change-in-Control Arrangements

      The Company and Mr. Weaver are parties to an Amended and Restated Employment Agreement, as amended (the “Employment Agreement”), pursuant to which Mr. Weaver is entitled to (i) a base salary of $850,000 per year, subject to a minimum annual adjustment equal to the greater of the increase in the Consumer Price Index or five percent (5%), (ii) an annual bonus equal to a percentage of his base salary based upon the achievement of financial performance criteria to be established by the Company in consultation with Mr. Weaver and (iii) certain other benefits, including a car allowance of $900 per month. The Employment Agreement is renewed automatically each February 1 for one year unless the Company provides 60 days’ notice of its intention not to renew. If the Company gives a 60 day notice or if Mr. Weaver is terminated without cause, Mr. Weaver shall be entitled to his then annual salary for a period of one year following the effective date of his termination and a pro rata portion of any bonus to which he would otherwise be entitled. Mr. Harmon and Mr. Womack are parties to severance agreements dated as of October 27, 1997 and February 6, 1996, respectively, which cover severance and bonus payments in the event of termination. Mr. Harmon and Mr. Womack will each be entitled to his then annual salary for a period of nine months and six months, respectively, if terminated without cause, and each will also be entitled to a pro rata portion of any bonus to which he would otherwise be entitled if he is terminated in the fourth quarter of any fiscal year.

      The Stock Award Plans and the Executive Deferred Compensation Plan provide for acceleration of the vesting of awards granted thereunder and Company contributions credited thereunder, respectively, upon the occurrence of certain events. Under the Stock Award Plans, in the event the shareholders of the Company approve the dissolution or liquidation of the Company, certain mergers or consolidations, or the sale of all or substantially all of the assets of the Company (a “Change in Control”), unless prior to such event the Board of Directors determines that there shall be either no acceleration or limited acceleration of awards, each option and related stock appreciation right shall become immediately exercisable, restricted stock shall immediately vest and the number of shares covered by each performance share award shall be issued to the participant. Under the Executive Deferred Compensation Plan, in the event of a Change in Control, unless prior to such event the Board of Directors determines that there shall be either no acceleration of vesting of Company contributions or immediate payout of account balances, Company contribution amounts shall immediately vest and there shall be immediate payout of account balances to participants. In addition, in the event of a change in control of the Company, the Company has the right to terminate incentive cash bonus awards made under the 1999 Stock Award Plan by making a payment to the award recipient on a pro rata basis based on actual performance for the number of days in the applicable performance period that occurred prior to the change in control and the projected bonus level that would be achieved based on actual performance prior to the change in control plus budgeted performance for the balance of the year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Company’s Compensation Committee currently consists of Julius Jensen III, Pearson C. Cummin III, and Peter L. Harris. Peter L. Harris is not standing for election at the Annual Meeting.

      No member of the Compensation Committee is either a former or current officer or employee of the Company. None of the Company’s executive officers serves as a member of the board of directors or compensation committee of any other entity where one or more members of the Company’s Board of Directors or Compensation Committee are executive officers.

      THE FOLLOWING REPORT OF THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

REPORT OF THE COMPENSATION COMMITTEE

To: The Board of Directors

      As members of the Compensation Committee, we are responsible for administering the Company’s incentive plans, including the Stock Award Plans. In addition, we review compensation levels of members of senior management, evaluate the performance of senior management and consider management succession and related matters. The Compensation Committee reviews compensation for the executive officers of the Company with the Board. The Compensation Committee is comprised entirely of non-employee directors.

Overall Compensation Policies

      The primary compensation policy of the Company, which is endorsed by the Compensation Committee, is that a significant portion of the compensation of each executive officer should be based upon the financial performance of the Company and the contribution to that performance made by the executive officer. Thus, a significant portion of the compensation for each executive officer is “at risk.” The Company and the Compensation Committee also believe that executive compensation should serve to attract and retain key employees and provide them with incentives to assist the Company in achieving strategic and financial goals that ultimately enhance the value of the Company’s stock. To further these goals, the Company’s compensation structure for executive officers has three components:

•	Long-Term Incentive Awards

•	Annual Bonus

•	Base Salary

      The awards, bonus and base salary for the Company’s Chief Executive Officer are determined and approved by the Compensation Committee. The awards, bonus and base salary for the other executive officers of the Company are recommended by the Chief Executive Officer, subject to review, adjustment and approval by the Compensation Committee.

      Long-Term Incentive Awards. The Company from time to time provides long-term incentives to key employees through the grant of stock option and restricted stock awards under the Stock Award Plans. These long-term incentives are designed to couple the interests of key employees with those of shareholders in that the potential realizable value of the awards is directly related to the future value of the Company’s stock.

      The Compensation Committee’s current philosophy is that the Company should grant stock options to executive officers upon initial employment and on an annual basis thereafter, and that stock options should constitute the majority of an executive’s long-term incentives. Stock options typically vest over a four-year period.

      The Compensation Committee also may grant restricted stock awards from time to time. Currently, there is no program of annual restricted stock grants.

      In fiscal 2002, the Compensation Committee did not grant any restricted stock awards. The stock options granted by the Compensation Committee to named executive officers in fiscal 2002 are identified under the “Summary of Option Grants” table above. The Compensation Committee granted these options after considering, among other factors, each executive officer’s contributions and expected future contributions to the Company and, in the case of grants other than the grant to Mr. Weaver, Mr. Weaver’s recommendations as to the appropriate grant levels.

      Annual Bonus. Annual bonuses allow the Company to recognize individual performance and contributions to the Company on an annual basis. Annual bonuses for fiscal 2002, other than for Mr. Weaver, were determined by the Compensation Committee in its discretion based on the factors described below. Mr. Weaver’s bonus was structured and paid under the Company’s Incentive Compensation Plan, which is also generally described below. While the Compensation Committee generally prefers to retain absolute discretion to determine annual bonuses based on Company and individual performance, Mr. Weaver’s bonus was structured under the Incentive Compensation Plan for tax reasons, as described below under “Tax Treatment.”

      Bonuses for the Company’s named executive officers, excluding Mr. Weaver, and senior managers were based largely on the Company’s earnings and, to a lesser extent, on a subjective evaluation of individual job performance and achievement without regard to earnings. Mr. Harmon and Mr. Womack were awarded bonuses of $541,615 and $246,351, respectively, which were 113% and 79% of their respective salaries, for services rendered in 2002.

      The Incentive Compensation Plan permits the payment of awards in stock as well as cash, is administered by the Compensation Committee, and provides for performance-based bonuses. Under the plan, the Compensation Committee establishes (1) one or more specific performance targets that must be achieved during a specified performance period in order for a bonus to become payable, and (2) the formula for calculating the amount of the bonus if the performance targets are achieved. The Compensation Committee granted Mr. Weaver a bonus opportunity under the Incentive Compensation Plan for fiscal 2002. That award is described in more detail below under “Compensation of Chief Executive Officer.” The Incentive Compensation Plan has expired in accordance with its terms. Annual bonus opportunities with respect to fiscal 2003 for Mr. Weaver and Mr. Harmon have been structured under the 1999 Stock Award Plan, subject to shareholder approval of certain amendments to that plan, all as described in more detail below under “Proposed Amendments to the 1999 Stock Award Plan.” Fiscal 2003 bonus opportunities for the Company’s other named executive officers will be determined at the Compensation Committee’s discretion.

      Base Salary. The base salary for Mr. Weaver is determined by the Compensation Committee and described in more detail below. The Compensation Committee determines base salaries for the Company’s other executive officers, as well as changes in such salaries, based upon recommendations of the Chief Executive Officer. Base salaries are determined based on factors such as length of service and a subjective determination of past performance and expected future contributions. The Compensation Committee does not, in determining the level of compensation to be paid to any executive, conduct any formal survey of the compensation paid by other public retailing companies but has from time to time reviewed publicly-available compensation information of public retailing companies.

      Tax Treatment. The Compensation Committee considers the anticipated tax treatment to the Company of the compensation and benefits paid to the executive officers of the Company in light of Section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) generally disallows a tax deduction to a public corporation for compensation in excess of $1,000,000 paid during a year to its chief executive officer or to one of its four other most highly compensated officers. However, Section 162(m) exempts qualifying “performance based” compensation from the $1,000,000 limit.

      While striving to satisfy the Company’s goal of linking a significant portion of each executive officer’s compensation to the financial performance of the Company, the Compensation Committee also strives to provide each executive officer with a compensation package that will preserve the Company’s tax deduction for such compensation. In that regard, the stock options and restricted stock awarded to the Company’s executive officers are intended to be qualified “performance based” compensation for purposes of Section 162(m). The Compensation Committee structured Mr. Weaver’s bonus opportunity for fiscal 2002 under the Incentive Compensation Plan to help ensure that it is fully deductible. Other executives’ bonuses have not been structured under the Incentive Compensation Plan because their compensation has historically been within the limits of Section 162(m). Mr. Harmon’s fiscal 2002 compensation, however, exceeded the deductibility limits of Section 162(m) by approximately $63,000 and the Company will not be entitled to a federal income tax deduction with respect to this excess amount. The Compensation Committee has structured Mr. Weaver’s and Mr. Harmon’s bonus opportunities for fiscal 2003 under the 1999 Stock Award Plan, subject to shareholder approval of the proposed amendments to that plan, to help ensure that they are fully deductible.

      The Compensation Committee and the Board may authorize non-deductible compensation in such circumstances as they deem appropriate. Because of ambiguities and uncertainties in Section 162(m), no assurances can be given that compensation intended by the Company to be “performance based” within the meaning of Section 162(m) will in fact be deductible by the Company.

Compensation of Chief Executive Officer

      In connection with his appointment as the Company’s Chief Executive Officer in September 1996, the Company entered into an employment agreement with Mr. Weaver. The employment agreement was amended and restated on November 3, 1997 and again on February 5, 2001. Under the employment agreement, Mr. Weaver is entitled to a base salary that is subject to a minimum annual increase. The aggregate base salary payments made to Mr. Weaver in fiscal 2002 were $756,250. In January 2003, the Company increased Mr. Weaver’s annual base salary to $850,000.

      In accordance with his employment agreement, Mr. Weaver also is entitled to an annual bonus opportunity based on the Company’s performance. Mr. Weaver was granted a bonus opportunity for fiscal 2002 under the Incentive Compensation Plan (the “Award”). The vesting and payment of the bonus was conditioned on the Company’s attainment of earnings per share targets during fiscal 2002. The Compensation Committee confirmed, following the close of fiscal 2002, the earnings targets achieved by the Company for this purpose and determined that Mr. Weaver was entitled to a bonus of $1,283,500 in accordance with his Award. Mr. Weaver’s bonus opportunity for fiscal 2003 has been structured under the 1999 Stock Award Plan, subject to shareholder approval of the proposed amendments to that plan, and is again based on the Company’s attainment of confidential, pre-determined earnings growth targets.

      The Compensation Committee determined that the bonus opportunities described above were appropriate based on the Compensation Committee’s subjective evaluation of the continuing role of Mr. Weaver as Chief Executive Officer in the financial performance of the Company. The incentive awards and bonus opportunity granted to Mr. Weaver further the Company’s policy that a significant portion of his compensation be based upon the financial performance of the Company.

      The Compensation Committee expects that the compensation paid to Mr. Weaver for fiscal 2002 will be fully deductible.

      In January 2001 and September 1999, the Company granted Mr. Weaver a restricted stock award covering 112,500 and 75,000 shares, respectively, of Common Stock, as adjusted for the stock split effected on December 18, 2002. These awards were scheduled to vest over four years based on the Company’s attainment of cumulative earnings per share targets. The portion of the awards scheduled to vest in fiscal 2002 did not vest because the Company’s cumulative earnings per share targets under these awards were not satisfied for fiscal 2002. The portions of the awards that did not vest in fiscal 2002 remain eligible for future vesting if other pre-determined cumulative earnings per share targets are achieved during the terms of the awards.

Conclusion

      The Compensation Committee has reviewed each element of compensation for each of the executive officers for fiscal 2002. The Compensation Committee reported to the Board of Directors that in the Compensation Committee’s opinion, the compensation of each executive officer is reasonable in view of the Company’s performance and the Compensation Committee’s subjective evaluation of the contribution of each executive officer to that performance.

March 27, 2003

COMPENSATION COMMITTEE

Julius Jensen III
Pearson C. Cummin III
Peter L. Harris

      THE FOLLOWING PERFORMANCE GRAPH SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

PERFORMANCE GRAPH

      Set forth below is a line graph comparing the percentage change in the cumulative total return on the Company’s Common Stock with the cumulative total return of the CRSP Total Return Index for the Nasdaq Stock Market (U.S. Companies) (“Nasdaq Market Index”) and the CRSP Total Return Industry Index for Nasdaq Retail Trade Stocks (“Retail Index”) for the period commencing on February 1, 1998 and ending on February 1, 2003.

Comparison of Cumulative Total Return from February 1, 1998 through February 1, 2003.(1)

	02/01/98	01/31/99	01/30/00	02/04/01	02/02/02	02/01/03

Pacific Sunwear	$100	$132	$205	$246	$177	$214
Nasdaq Market Index	$100	$156	$239	$171	$120	$83
Retail Index	$100	$122	$102	$77	$91	$73

(1)	Assumes $100.00 was invested on February 1, 1998 in the Company’s Common Stock at the closing price on that date, adjusted for subsequent stock splits, of $8.52 per share and at the closing sales price for each index on that date and that all dividends were reinvested. No cash dividends have been declared on the Company’s Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

PROPOSAL 2

AMENDMENTS TO THE 1999 STOCK AWARD PLAN

      At the Annual Meeting, shareholders will be asked to approve an amended and restated version of the Pacific Sunwear of California, Inc. 1999 Stock Award Plan, or 1999 Plan. The Company’s Board of Directors approved the amended and restated version of the 1999 Plan, subject to shareholder approval, on March 27, 2003. The amended and restated version of the 1999 Plan reflects the following amendments which are subject to shareholder approval of this proposal:

•	Increase in Aggregate Share Limit. The amended and restated version of the 1999 Plan authorizes an increase in the number of shares of the Company’s Common Stock available for award grants under the 1999 Plan by an additional 2,500,000 shares.

•	Cash Bonus Awards. One element of the 1999 Plan is the flexibility to grant certain performance-based awards designed to satisfy the requirements for deductibility of compensation under Section 162(m) of the U.S. Internal Revenue Code. These awards are referred to as “Performance-Based Awards” and are in addition to other awards, such as stock options and stock appreciation rights, expressly authorized under the 1999 Plan which may also qualify as performance-based compensation for Section 162(m) purposes. Previously, only share-based Performance Based Awards were authorized under the 1999 Plan. The amended and restated version of the 1999 Plan (1) authorizes the grant of performance-based awards payable in cash under the 1999 Plan, and (2) extends the Performance-Based Award feature of the 1999 Plan through the first annual meeting of the Company’s shareholders that occurs in 2008 (this expiration time is earlier than the general expiration date of the Plan and is required under applicable tax rules). (See “Summary Description of the 1999 Plan — Performance-Based Awards” below.)

•	Individual Award Limits. The 1999 Plan imposes certain limits on the number of shares that can be granted to any one individual under the plan. (See “Summary Description of the 1999 Plan — Limits on Awards; Authorized Shares” below.) The amended and restated version of the 1999 Plan provides that this limit will be applied on a calendar year basis as opposed to a rolling 12-month period basis. The plan’s award limits, other than the proposed increase in the aggregate share limit under the plan described above, are not otherwise affected by the proposal.

      As of April 7, 2003, 4,926,086 shares of the Company’s Common Stock were subject to awards then outstanding under the 1999 Plan and an additional 330,792 shares were then available for additional award grants under the 1999 Plan. The Company’s Board of Directors believes that the number of shares currently available for award grant purposes under the 1999 Plan is not sufficient to adequately provide for future incentives. The Company’s Board of Directors believes that the additional share authority requested under the 1999 Plan will give the Company greater flexibility to structure future incentives and better attract, retain and motivate key employees.

      The Company previously maintained the Pacific Sunwear of California, Inc. Incentive Compensation Plan which authorized performance-based awards payable in cash. The Incentive Compensation Plan expired by its terms earlier this year. The Company’s Board of Directors believes that the flexibility to grant performance-based awards payable in cash under the 1999 Plan will give the Company greater flexibility to structure future incentives and will help ensure that the Company has the flexibility to grant bonus opportunities that, when paid, will be fully deductible by the Company for federal income tax purposes.

      Applying the 1999 Plan’s share limits on a calendar-year basis (as opposed to a rolling 12-month period) will ease administration of the plan and help ensure compliance with its terms.

      If the 1999 Plan proposal is not approved by shareholders, the current share limits under the 1999 Plan will remain in effect, the current Performance-Based Award features of the plan will remain in effect, and the individual award limits under the 1999 Plan will not be changed.

Summary Description of the 1999 Plan

      The principal terms of the 1999 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 1999 Plan, a copy of which is included as Appendix B to this Proxy Statement.

      Purpose. The purpose of the 1999 Plan is to promote the success of the Company by providing an additional means to attract, motivate, retain and reward key personnel through the grant of stock options and other awards that provide added long-term incentives for high levels of performance and for significant efforts to improve the financial performance of the company. The purpose of the 1999 Plan is also to attract, motivate and retain experienced and knowledgeable independent directors through the grant of options under the non-employee director program described below.

      Awards. The 1999 Plan authorizes stock options (incentive or nonqualified), restricted stock, stock appreciation rights and performance-based awards. Generally, an option or stock appreciation right will expire, or other award will vest, no more than 10 years after grant.

      Administration. The 1999 Plan is administered by either the Company’s Board of Directors or a committee of the Board. The Company’s Board of Directors has appointed the Compensation Committee of the Board as the current administrator of the 1999 Plan. (The appropriate acting body, be it the Compensation Committee or another authorized committee of directors, is referred to in this proposal as the “Committee.”) The members of the Compensation Committee are identified on page 7 under the heading “Committees of the Board of Directors.” The Committee generally has the authority, subject to any applicable express limitations of the plan, under the 1999 Plan to:

•	determine eligibility and the particular eligible persons who will receive awards;

•	determine the number of shares that are to be subject to awards and the terms and conditions of such awards, including the price to be paid for the shares or the award;

•	permit the purchase price of an award or any shares of the Company’s Common Stock acquired pursuant to an award to be paid in cash, delivery of previously owned shares of the Company’s Common Stock, a promissory note, certain cashless payment methods arranged through a third party, or other means permitted by law;

•	accelerate vesting of an award and/or extend the term of an award (subject to the maximum 10-year term of awards under the 1999 Plan) in such circumstances as the Committee may determine; and

•	to make certain adjustments to an outstanding award and authorize the conversion, succession or substitution of an award.

      The 1999 Plan will not limit the authority of the Company’s Board of Directors or the Committee to grant awards or authorize any other compensation, with or without reference to the Company’s Common Stock, under any other plan or authority.

      No Repricing. Except for customary adjustments in connection with reorganizations, mergers or other events described above, the 1999 Plan provides that a stock option or stock appreciation right cannot be repriced (by amendment, cancellation and re-grant or other means) without shareholder approval to a price that is less than the fair market value of a share of the Company’s Common Stock on the original grant date of the award.

      Eligibility. Persons eligible to receive awards under the 1999 Plan include officers or key employees of the Company and its subsidiaries and consultants to the Company and its subsidiaries. Members of the Company’s Board of Directors who are not officers or employees of the Company or one of its subsidiaries (each a “Non-Employee Director”) are eligible to receive certain automatic stock option grants under the “Non-Employee Director Program” of the 1999 Plan, as described below. Non-employee directors are not eligible to receive other discretionary awards under the 1999 Plan.

      Approximately 300 officers and key employees of the Company and its subsidiaries are considered eligible under the 1999 Plan at the present time (including all of the Company’s named executive officers), subject to the power of the Committee to determine eligible persons to whom awards will be granted. In addition, there are currently six non-employee directors.

      Limits on Awards; Authorized Shares. A maximum of 4,800,000 shares of the Company’s Common Stock may be issued or delivered pursuant to Awards granted under the 1999 Plan. If shareholders approve this 1999 Plan proposal, this limit will be increased to 7,300,000 shares of the Company’s Common Stock. Under the 1999 Plan, a maximum of 900,000 shares may be granted as time-based restricted stock for nominal or no consideration. The maximum number of shares subject to awards which may be granted to any individual during any twelve-month period is 900,000 shares. If shareholders approve this 1999 Plan proposal, this 900,000-share limit will be applied on a calendar year (as opposed to a rolling 12-month period) basis.

      As is customary in incentive plans of this nature, the number and kind of shares available under the 1999 Plan and the then-outstanding awards, as well as exercise or purchase prices, performance targets under certain performance-based awards and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar events, or extraordinary dividends or distributions of property to shareholders.

      Stock Options. A stock option is the right to purchase shares of the Company’s Common Stock at a future date at a specified price. The price at which the Common Stock may be purchased is referred to as the “exercise price” of the option. The exercise price will be determined by the Committee, but may not be less than the fair market value of a share of the Company’s Common Stock on the date of grant of the option. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “Federal Income Tax Consequences” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code and the 1999 Plan.

      Stock Appreciation Rights. A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of a share of the Company’s Common Stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Committee at the time of grant of the stock appreciation right, but will not be less than the fair market value of a share of the Company’s Common Stock on the date of grant.

      Restricted Stock Awards. A restricted stock award is typically an award for a fixed number of shares of the Company’s Common Stock subject to restrictions. The Committee specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service only and/or performance standards) imposed on such shares.

      Performance-Based Awards. The Committee may grant to key employees (including officers) of the Company and its subsidiaries performance-based awards designed to satisfy the requirements for deducibility under Section 162(m) of the U.S. Internal Revenue Code. These performance-based awards are in addition to options or stock appreciation rights which may also qualify as performance-based awards for Section 162(m) purposes.

      Performance-based awards are earned and payable only if performance reaches specific, pre-established performance goals related to one or more business criteria approved by the Committee. The performance goals must be approved by the Committee in advance of applicable deadlines under the U.S. Internal Revenue Code and while the performance relating to the goals remains substantially uncertain. The performance goals may be established based on one or a combination of the following business criteria: EBIT, EBITDA, EPS, expense reduction, debt to EBITDA, interest coverage, inventory turns, net income, net sales, operating cash flow, pre-tax margin, return on assets, return on capital, return on equity, stock price appreciation and working capital improvement. These performance goals are defined and described in more detail in Exhibit A to the 1999 Plan. Performance targets with respect to one or more of the criteria may be established as applied to the Company’s consolidated operations, or one or more of its subsidiaries, segments, divisions or units. The performance measurement period with respect to an award may be from one to ten years. Performance goals may be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m).

      The maximum number of shares of the Company’s Common Stock which may be delivered pursuant to all awards that are granted as performance-based awards to any participant under the 2002 Plan in any calendar year (plus the number of shares subject to options and stock appreciation rights granted to that individual in that calendar year) may not exceed 900,000 shares (subject to adjustment). The annual aggregate amount of compensation that may be paid to any participant in respect of cash-based performance-based awards granted to any participant under the 2002 Plan in any calendar year may not exceed $3,500,000.

      Non-Employee Director Program. In each calendar year during the term of the 1999 Plan there will be granted automatically as of the date of the annual meeting of shareholders in each such year, a nonqualified stock option to purchase 9,000 shares of the Company’s Common Stock to each non-employee director who is re-elected as a member of the Company’s Board of Directors or who continues as a member of the Company’s Board of Directors. These automatic option grants to non-employee directors are referred to as the “non-employee director program.”

      The purchase price per share of the Company’s Common Stock covered by each option granted under the non-employee director program will be the fair market value of the Common Stock on the date the option is granted. The 1999 Plan provides that non-employee director program options expire on the fifth anniversary of the award date and vest according to the following schedule:

•	the first 25% of the shares covered by an option become exercisable on the earlier of (1) the first anniversary of the award date or (2) the date immediately preceding the first scheduled annual meeting of shareholders first occurring after the award date, and

•	1/36th of the remaining shares covered by the option become exercisable each month thereafter.

Immediately prior to the occurrence of a change in control “event” (as defined under the 1999 Plan), each option granted under the non-employee director program will become exercisable in full. (See “Acceleration of Awards; Possible Early Termination of Awards” below.)

      The Company’s Board of Directors retains the authority to amend option grant levels, and/or other terms of option grants, under the non-employee director program from time to time; provided that in no event will more than 1,000,000 shares of the Company’s Common Stock available for awards under the 1999 Plan be issued or delivered upon exercise of options granted under the non-employee director program.

      Acceleration of Awards; Possible Early Termination of Awards. Generally, if the Company is dissolved or liquidated, or if the Company is merged or consolidated with one or more corporations as a result of which the Company is not the surviving corporation, awards then outstanding under the 1999 Plan will generally terminate subject to any provision that the Committee may make for the assumption, continuation or other settlement of such awards. Unless prior to a change in control event, the Company’s Board of Directors determines that the acceleration of vesting of awards will not occur, then upon a change in control event awards then outstanding under the 1999 Plan will generally become fully vested. A change in control for this purpose generally includes, subject to certain exceptions identified in the 1999 Plan, shareholder approval of the dissolution or liquidation of the Company shareholder approval of certain mergers, consolidations or reorganizations of the Company in which shareholders prior to the event do not continue to own 50% or more of the surviving or resulting entity after the event, and shareholder approval of a sale of substantially all of the Company’s business assets other than to one of the Company’s subsidiaries.

      Termination of or Changes to the 1999 Plan. The Company’s Board of Directors may amend or terminate the 1999 Plan at any time. Unless required by applicable law or deemed necessary or advisable by the Company’s Board of Directors, shareholder approval for an amendment will not be required. Unless previously terminated by the Company’s Board of Directors, the authority to grant new awards under the 1999 Plan will terminate on April 7, 2009. Outstanding awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the holder.

      Transfer Restrictions. Subject to certain limited exceptions contained in Section 1.7 of the 1999 Plan, awards under the 1999 Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award will be paid only to the recipient or the recipient’s beneficiary or representative.

Federal Income Tax Consequences

      The U.S. federal income tax consequences of the 1999 Plan under current federal law, which is subject to change, are summarized in the following discussion of the general tax principles applicable to the 1999 Plan. This summary is not intended to be exhaustive and, among other considerations, does not describe state, local or international tax consequences.

      With respect to nonqualified stock options, the Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company generally is not entitled to a deduction nor does the optionee recognize income at the time of exercise, although the optionee may be subject to the U.S. federal alternative minimum tax. If incentive stock option shares are not held for specified qualifying periods, however, the difference between the fair market value of the shares at the date of exercise (or, if lower, the sale price) and the cost of such shares is taxed as ordinary income (and the Company generally will receive a corresponding deduction) in the year the shares are sold.

      The current federal income tax consequences of other awards authorized under the 1999 Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; non-transferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); and performance-based awards generally are subject to tax at the time of payment. In each of the foregoing cases, the Company generally will have a corresponding deduction at the time the participant recognizes income.

      If an award is accelerated under the 1999 Plan in connection with a change in control (as this term is used in the U.S. Internal Revenue Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the U.S. Internal Revenue Code (and certain excise taxes may be triggered). Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) of the U.S. Internal Revenue Code in certain circumstances.

Specific Benefits, Historical Grant Information Under the 1999 Plan

      Except for the grants identified in the following table, the Company has not approved any awards under the 1999 Plan that are contingent on shareholder approval of this 1999 Plan proposal. If the plan amendments reflected in this 1999 Plan proposal had been in effect in fiscal 2002, the Company does not expect that the Company’s award grants for fiscal 2002 would have been substantially different from those actually granted under the plan in that year.

      For information regarding stock options granted to the Company’s named executive officers in fiscal 2002, see the material under the heading “Executive Compensation and Other Information” beginning on page 9. For additional information regarding past option grants under the 1999 Plan, see the “Aggregate Past Grants under the 1999 Stock Award Plan” table below.

      The Company is not currently considering any specific additional awards under the 1999 Plan. The number, amount and type of awards to be received by or allocated to eligible persons in the future under the 1999 Plan cannot be determined at this time.

      The market value of a share of the Company’s Common Stock as of April 7, 2003 was $21.97 per share.

NEW PLAN BENEFITS

      The Compensation Committee has approved, subject to shareholder approval of this 1999 Plan proposal, the following performance-based cash awards under the 1999 Stock Award Plan to Messrs. Weaver and Harmon:

Bonus Range if Performance
Name and Position	Criteria are Satisfied

Executive Group:
Greg H. Weaver	$850,000 – $1,700,000(1)
Chairman of the Board and Chief Executive Officer
Timothy M. Harmon	$320,160 – $640,320(1)
President and Chief Merchandising Officer
Carl W. Womack	(2)
Senior Vice President, Chief Financial Officer and Secretary
Total for Executive Group	$1,170,160 – $2,340,320
Non-Executive Director Group	N/A
Non-Executive Officer Employee Group	N/A
Total	$1,170,160 – $2,340,320

(1)	Each of these awards is a Performance-Based Award, payable solely in cash, that will be earned and payable only if the Company’s earnings per share for fiscal 2003 reaches or exceeds certain confidential pre-determined target levels. If the minimum earnings per share target is achieved for fiscal 2003, the specific bonus in the applicable range set forth above will be determined based on the extent to which actual earnings per share for fiscal 2003 exceeds that minimum. If actual earnings per share for fiscal 2003 does not equal or exceed the minimum target, no bonus will be paid.

(2)	The fiscal 2003 bonus for Mr. Womack will be determined in the Compensation Committee’s discretion and is not subject to shareholder approval.

      The fiscal 2003 bonus opportunities for Messrs. Weaver and Harmon identified in the foregoing table will be effective upon shareholder approval of this 1999 Plan proposal.

Aggregate Past Grants under the 1999 Stock Award Plan

      As of April 7, 2003, options covering 4,926,086 shares of the Company’s Common Stock had been granted under the 1999 Stock Award Plan. The following table shows information regarding the distribution of those options among the persons and groups identified below and option exercises prior to and option holdings as of that date.

			Number of Shares
			Underlying Options as of
	Number of Shares	Number of Shares	4/7/03
	Subject to Past	Acquired On
Name and Position	Option Grants	Exercise	Exercisable	Unexercisable

Executive Group
Greg H. Weaver	1,425,001	293,751	267,188	864,062
Chairman of the Board
and Chief Executive Officer
Timothy M. Harmon	525,002	0	190,940	334,062
President and Chief Merchandising
Officer
Carl W. Womack	245,001	0	112,814	132,187
Senior Vice President,
Chief Financial Officer and Secretary
Total for Executive Group	2,195,004	293,751	570,942	1,330,311

Non-Executive Director Group:
Each other person who has received 5% or more of the options, warrants or rights under the 1999 Stock Plan	N/A	N/A	N/A	N/A
Julius Jensen III	40,500	0	15,469	25,031
Pearson C. Cummin III	40,500	0	15,469	25,031
Peter L. Harris	40,500	0	15,469	25,031
Sally Frame Kasaks	40,500	0	15,469	25,031
Peter Starrett	9,000	0	0	9,000
Thomas M. Murnane	9,000	0	0	9,000
Total for Non-Executive Director Group	180,000	0	61,876	118,124

Each other person who has received 5% or more of the options, warrants or rights under the 1999 Stock Plan	N/A	N/A	N/A	N/A
All employees, including all current officers who are not executive officers or directors, as a group	2,551,082	155,276	585,119	1,166,309

Total	4,926,086	449,027	1,217,937	2,614,744

EQUITY COMPENSATION PLAN INFORMATION

      The Company currently maintains the following equity compensation plans: (1) the 1999 Plan, and (2) the Pacific Sunwear of California, Inc. Employee Stock Purchase Plan, also referred to as the ESPP. In addition, stock options are currently outstanding under, but no new awards may be granted under, the Pacific Sunwear of California, Inc. 1992 Stock Award Plan, also referred to as the 1992 Plan. Each of these plans was approved by the Company’s shareholders. The Company maintains no equity compensation plans that were not approved by shareholders. The following table sets forth, for each of these plans, the number of shares of the Company’s Common Stock subject to outstanding options and rights, the weighted-average exercise price of outstanding options, and the number of shares remaining available for future award grants as of February 1, 2003.

Number of shares of
Pacific Sunwear
Common Stock
remaining available
	Number of shares of		for future issuance
	Pacific Sunwear		under equity
	Common Stock to		compensation plans
	be issued upon	Weighted-average	(excluding shares
	exercise of	exercise price of	reflected in the first
Plan Category	outstanding options	outstanding options	column)

Equity compensation plans approved by stockholders	5,793,031 (1)	$12.84 (2)	804,277 (3)
Equity compensation plans not approved by stockholders	N/ A	N/ A	N/ A
Total	5,793,031	$12.84	804,277

(1)	Of these shares, 2,087,283 were subject to options then outstanding under the 1992 Plan and 3,705,748 were subject to options then outstanding under the 1999 Plan. This number does not include 187,500 shares of restricted stock that had been granted under the 1999 Plan and were then outstanding but had not yet then vested. This number does not include the number of shares that may be purchased under the ESPP in the current ESPP offering period as that number will not be determinable until the end of the period.

(2)	This number has been calculated exclusive of any outstanding ESPP options as the total number of shares purchased under the ESPP, and the purchase price of those shares, for the current ESPP offering period will not be determinable until the end of that period.

(3)	Of these shares, 175,064 shares were available for issuance or delivery under the ESPP and 629,213 shares were available for award grant purposes under the 1999 Plan. The number of shares available for award grant purposes under the 1999 Plan does not include the 2,500,000 shares of the Company’s Common Stock that will be available for award grant purposes under the 1999 Plan if shareholders approve this 1999 Plan proposal. Shares that are subject to any outstanding option or restricted stock awards under the 1999 Plan that expire, are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the 1999 Plan, as well as reacquired shares, will become available for additional awards under the 1999 Plan. The shares available under the 1999 Plan are, subject to certain other limits under that plan, generally available for any type of award authorized under the 1999 Plan including options, stock appreciation rights, restricted stock, and performance shares.

Vote Required; Recommendation of the Board “FOR” this Proposal

      The Company’s Board of Directors believes that the approval of the amended and restated 1999 Plan will promote the interests of the Company and its shareholders and enable the Company and its subsidiaries to continue to attract, motivate, retain and reward persons important to the Company’s success and to provide incentives based upon the attainment of corporate objectives and increases in shareholder value.

      Approval of the amended and restated 1999 Plan requires the affirmative vote of a majority of the Company’s Common Stock present, or represented, and entitled to vote at the Annual Meeting.

      THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE AMENDED AND RESTATED 1999 STOCK AWARD PLAN.

      Proxies solicited by the Company’s Board of Directors will be so voted unless shareholders specify otherwise in their proxies. Broker non-votes and abstentions on this proposal have the effect described under the heading “Questions and Answers About the Meeting.” All members of the Company’s Board of Directors are eligible for awards under the 1999 Plan.

PROPOSAL 3

RATIFICATION OF INDEPENDENT AUDITORS

      Deloitte & Touche LLP were the Company’s independent auditors for fiscal 2002 and have reported on the Company’s consolidated financial statements included in the annual report which accompanies this proxy statement. The independent auditors are appointed by the Audit Committee. The Audit Committee has reappointed Deloitte & Touche LLP as the Company’s independent auditors for fiscal 2003. In the event that the shareholders do not approve Deloitte & Touche LLP as independent auditors, the selection of independent auditors will be reconsidered by the Audit Committee. A representative of Deloitte & Touche LLP will be present at the annual meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

      THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

REPORT OF THE AUDIT COMMITTEE

To: The Board of Directors

      As members of the Audit Committee, we are responsible for oversight of all aspects of the Company’s financial reporting, internal control and audit functions. We adopted a charter in March 2000 and an amended and restated charter in March 2003.

      The Audit Committee consists of three members, each of whom satisfies the independence and financial literacy requirements of the Nasdaq Stock Market, and of whom the Company believes are financial experts under the rules and regulations of the Securities and Exchange Commission.

      Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America and the system of internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. The Company’s independent auditors are responsible for auditing the Company’s financial statements. Our responsibility is to monitor and review these processes and procedures. We are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors that the financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

      During fiscal 2002, we met and held discussions with management and the independent auditors, Deloitte & Touche LLP. The meetings were conducted so as to encourage communication among the members of the Audit Committee, management and the independent auditors. We have reviewed and discussed the Company’s financial statements with management, and discussed with Deloitte & Touche LLP those matters required to be discussed by Statement on Auditing Standards No. 61. In addition, we have received written confirmation from Deloitte & Touche LLP of their independence within the meaning of the Securities Act administered by the Securities and Exchange Commission and the requirements of the Independence Standards Board Standard No. 1, and have discussed with Deloitte & Touche LLP that firm’s independence.

      In reliance on the reviews and discussions noted above, and subject to the limitations on our role and responsibility described above and in the Audit Committee Charter, we recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended February 1, 2003 for filing with the Securities and Exchange Commission. We also recommended the selection of the Company’s independent auditors, and based on our recommendation, the Board of Directors has selected Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending January 31, 2004.

March 27, 2003

AUDIT COMMITTEE

Julius Jensen III
Pearson C. Cummin III
Sally Frame Kasaks

FEES PAID TO INDEPENDENT AUDITORS

      The Company was billed an aggregate of $148,000 and $172,000 by Deloitte & Touche LLP for professional services in fiscal 2001 and fiscal 2002, respectively. The table below sets forth the components of this aggregate amount.

	Amount Billed

Description of Professional Service	2001	2002

Audit Fees — professional services rendered for the audit of the Company’s annual financial statements and for the reviews of the financial statements included in the Company’s Form 10-Qs	$87,000	$118,000
Financial Information Systems and Implementation Fees	—	—
All Other Fees — consisting primarily of tax service fees	$61,000	$54,000

      The table below recategorizes these billings in order to voluntarily comply with new SEC rules which will be in effect for the Company’s next proxy statement.

	Amount Billed

Description of Professional Service	2001	2002

Audit Fees — professional services rendered for the audit of the Company’s annual financial statements and the reviews of the financial statements included in the Company’s Form 10-Q’s	$87,000	$118,000
Audit-related Fees — assurance and related services by Deloitte that are reasonably related to the performance of the audit or review of the Company’s financial statements — audit of the Company’s 401(k) plan	$6,000	$7,000
Tax Fees — professional services rendered for tax compliance, tax consulting and tax planning — review of tax returns, tax preparation software, miscellaneous tax consulting	$55,000	$47,000
All Other Fees — None	$0	$0

Vote Required; Recommendation of the Board “FOR” this Proposal

      The Company’s Board of Directors and Audit Committee believe that the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for fiscal 2003 is in the best interests of the Company.

      Approval of the ratification of the independent auditors requires the affirmative vote of a majority of the Company’s Common Stock present, or represented, and entitled to vote at the Annual Meeting.

      THE BOARD OF DIRECTORS HAS APPROVED AND RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2003.

      Proxies solicited by the Company’s Board of Directors will be so voted unless shareholders specify otherwise in their proxies. Broker non-votes and abstentions on this proposal have the effect described under the heading “Questions and Answers About the Meeting.”

SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be presented at the 2004 Annual Meeting of Shareholders of the Company must be received by December 23, 2003 for inclusion in the Company’s 2004 Proxy Statement. In addition, the Company’s Bylaws establish an advance notice procedure with regard to certain matters, including shareholder proposals not included in the Company’s Proxy Statement, to be brought before an annual meeting of shareholders. In general, notice must be received by the Secretary of the Company at the Company’s principal executive office not less than 15 days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting unless less than 25 days notice or prior public disclosure of the date scheduled for the meeting is given or made, in which event notice by the shareholder to be timely must be delivered or received not later than the close of business on the tenth day following the earlier of (i) the day on which such notice of the date of the scheduled annual meeting was mailed or (ii) the day on which such public disclosure was made. The shareholder’s notice to the Secretary of the Company must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, including the names of nominees for election to the Board of Directors, if any, (ii) the name and address, as they appear in the Company’s books, of the shareholder proposing such business and any other shareholders known by such shareholder to be supporting such proposal, (iii) the class and number of shares of the Company’s stock that are beneficially owned by the shareholder on the date of such shareholder notice, and by other shareholders known by such shareholder to be supporting such proposal on the date of such shareholder notice, and (iv) any financial interest of the shareholder in such proposal. If the presiding officer at the annual meeting determines that a shareholder proposal is not made in accordance with the terms described above, the presiding officer shall so declare at the annual meeting, the proposal shall be deemed by the presiding officer to be improperly before the shareholders and the proposal shall not be acted upon at the annual meeting.

OTHER MATTERS

      Management does not know of any other matters to be presented at the Annual Meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment.

      The Company’s Annual Report on Form 10-K for the year ended February 1, 2003 as filed with the Securities and Exchange Commission is available on the Company’s website at www.pacsun.com and, upon request, a copy will be furnished to any shareholder without charge by the Company. Any shareholder desiring a copy should write to the Company at the address set forth on the cover page of the proxy statement, attention: Carl W. Womack, Secretary.

By Order of the Board of Directors

Carl W. Womack
Secretary

Anaheim, California

April 14, 2003

APPENDIX A

PACIFIC SUNWEAR OF CALIFORNIA, INC.

AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER

      This amended and restated charter is adopted by the Audit Committee of the Board of Directors (the “Audit Committee”) of Pacific Sunwear of California, Inc., a California corporation (the “Company”), on March 27, 2003. This charter shall be reviewed, reassessed and approved annually by the Audit Committee and the Board of Directors.

1.     Role and Independence

      The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the accounting, auditing and reporting practices of the Company and other such duties as directed by the Board. In discharging its role, the Audit Committee is empowered to investigate any matter brought to its attention.

      The Audit Committee will be comprised of three or more directors of the Company’s Board of Directors. The members of the Audit Committee will be directors who are free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and who meet the director independence and knowledge requirements for serving on audit committees as set forth in the corporate governance standards of NASDAQ. The Board of Directors or the Audit Committee shall appoint one member of the Audit Committee as chairperson, who shall be responsible for leadership of the committee. The members of the Audit Committee will be appointed by and serve at the discretion of the Board of Directors.

2.     Independent Public Accountants

      The Audit Committee will:

(a) Be solely responsible for the appointment, compensation and oversight of the work of the independent public accountants (including resolution of disagreements between management and the independent public accountant regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and, where appropriate, terminate and replace such firm. Such independent public accountants will report directly to and be ultimately accountable to the Audit Committee.

(b) Review, evaluate and approve the annual engagement proposal of the independent public accountants (including the proposed scope and approach of the annual audit).

(c) Pre-approve all auditing services and all non-auditing services to be performed by the independent public accountants. The independent public accountants shall not be retained to perform the prohibited non-audit functions listed on Exhibit A. Such pre-approval can be given as part of the Audit Committee’s approval of the scope of the engagement of the independent public accountants or on an individual basis. The pre-approval of non-auditing services can be delegated by the Audit Committee to one or more of its members, but the decision must be presented to the full Audit Committee at the next scheduled meeting.

(d) Set hiring policies for employees and former employees of the independent public accountants.

(e) Review with the independent public accountants any audit problems or difficulties the independent public accountants may have encountered and management’s responses, including:

(i) any restrictions on the scope of activities or access to requested information and

(ii) any recommendations made by the independent public accountants as a result of the audit.

(f) Review and approve all related-party transactions.

3.     Reliance; Experts

      (a) The Audit Committee has the power, in its sole discretion, to retain at the Company’s expense such independent counsel, advisors and experts as it deems necessary or appropriate to carry out its duties.

      (b) The Audit Committee will act in reliance on management, the Company’s independent public accountants, internal auditors, and advisors and experts, as it deems necessary or appropriate to enable it to carry out its duties.

4.     Specific Responsibilities and Duties

      The Board delegates to the Audit Committee the express authority to do the following:

(a) Review and discuss with management and the independent public accountants the Company’s annual and quarterly financial statements, (including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), including the independent public accountants’ reviews of the quarterly financial statements), prior to the public release of such information.

(b) Review with management and the independent public accountants material accounting principles applied in financial reporting, including any material changes from principles followed in prior years and any items required to be communicated by the independent public accountants.

(c) Discuss with management earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

(d) Review the budget, qualifications, activities, effectiveness and organizational structure of the internal audit function and the performance, appointment and replacement of the lead internal auditor, and review summaries of material internal audit reports and management’s responses.

(e) Obtain and review reports from the independent public accountants regarding:

(i) all critical accounting policies and practices to be used by the Company;

(ii) all alternative treatments of any material financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountants; and

(iii) all other material written communications between the independent public accountants and management, including any management letter or schedule of unadjusted differences.

(g) Prepare the annual report included in the Company’s proxy statement as required by the proxy rules under the Securities Exchange Act of 1934, as amended.

(h) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters.

5.     Meetings; Committees

      (a) The Audit Committee shall meet with the independent public accountants, internal auditors and management in separate executive sessions regularly (with such frequency as it determines) to discuss any matters that the Audit Committee or these groups believe should be discussed privately.

      (b) Other meetings will be with such frequency, and at such times, as its chairperson, or a majority of the Audit Committee, determines. A special meeting of the Audit Committee may be called by the chairperson and will be called promptly upon the request of any two Audit Committee members.

      (c) The Audit Committee has the power to appoint and delegate matters to subcommittees, but no subcommittee, except as provided in Section 2c hereof, will have any final decision-making authority on behalf of the Board or the Audit Committee.

EXHIBIT A

Prohibited Non-Audit Services

1.     Bookkeeping or other services related to the accounting records or financial statements of the Company;

2.     Financial information systems design and implementation;

3.     Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.     Actuarial services;

5.     Internal audit outsourcing services;

6.     Management functions or human resources;

7.     Broker or dealer, investment advisor, or investment banking services;

8.     Legal services and expert services unrelated to the audit; and

9.	Any other services that the Public Company Accounting Oversight Board to be formed pursuant to the Sarbanes-Oxley Act of 2002 determines, by regulation, is impermissible.

APPENDIX B

PACIFIC SUNWEAR OF CALIFORNIA, INC.

1999 STOCK AWARD PLAN

(As Amended and Restated March 27, 2003)

PACIFIC SUNWEAR OF CALIFORNIA, INC.

1999 STOCK AWARD PLAN

(As Amended and Restated March 27, 2003)

I.     The Plan

      1.1 Purpose.

      The purpose of this Plan is to promote the success of the Company by providing an additional means to attract, motivate, retain and reward key personnel through the grant of Options and other Awards that provide added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company. The purpose of this Plan is also to attract, motivate and retain experienced and knowledgeable independent directors through the Option grants provided under Section 2.6.

      1.2 Administration.

      (a) This Plan shall be administered and all Awards (other than those under Section 2.6) shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or the unanimous written consent of its members. In the event action by the Committee is taken by written consent, the action shall be deemed to have been taken at the time specified in the consent or, if none is specified, at the time of the last signature. The Committee may delegate administrative functions to individuals who are officers or employees of the Company.

      (b) Subject to the express provisions of this Plan, the Committee shall have the authority:

(i) to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion of such Awards;

(ii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Participants);

(iii) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

(iv) to cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 6.7;

(v) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards; and

(vi) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing, the provisions of Section 2.6 relating to Non-Employee Director Options shall be automatic and, to the maximum extent possible, self-effectuating.

      (c) Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

      (d) Subject to the requirements of Section 7.1, the Board, at any time it so desires, may increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise.

      (e) In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Company. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

      1.3 Participation.

      Awards may be granted only to Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Except as provided in Section 2.6 below, members of the Board who are not officers or employees of the Company shall not be eligible to receive Awards.

      1.4 Stock Subject to the Plan.

      (a) Subject to Section 6.2, the stock to be offered under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock. The aggregate amount of Common Stock that may be issued or transferred pursuant to Awards (including Incentive Stock Options and Options under Section 2.6) granted under this Plan shall not exceed 7,300,000 shares. In no event shall more than 900,000 shares of Common Stock be available for Awards issued (or reissued) under this Plan as time-based Restricted Stock for nominal or no consideration other than the par value thereof. This limit on Restricted Stock does not apply to shares issued principally for past services, in respect of compensation earned but deferred, or as Performance-Based Awards under Section 5.2. The aggregate number of shares of Common Stock subject to Options and Stock Appreciation Rights that may be granted to any employee in any calendar year may not exceed 900,000. The aggregate number of shares of Common Stock subject to all Awards (including Options, Stock Appreciation Rights, and Performance-Based Awards (other than Cash-Based Awards)) that may be granted to any employee in any calendar year may not exceed 900,000. The Board may amend the Option grant levels contemplated by Section 2.6 from time to time; provided that no more than 1,000,000 shares of Common Stock shall be issued or delivered pursuant to the exercise of Options granted to Non-Employee Directors pursuant to Section 2.6. Each of the foregoing share limits is subject to adjustment as set forth in Section 6.2.

      (b) No Award may be granted under this Plan unless, on the date of grant, the sum of (i) the maximum number of shares issuable at any time pursuant to such Award, plus (ii) the number of shares that have previously been issued pursuant to Awards granted under this Plan, other than reacquired shares available for reissue consistent with any applicable legal limitations, plus (iii) the maximum number of shares that may be issued at any time after such date of grant pursuant to Awards that are outstanding on such date, does not exceed the share limit set forth in Section 1.4(a). Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan, as well as reacquired shares, shall again, except to the extent prohibited by law, be available for subsequent Awards under the Plan.

      1.5 Grant of Awards.

      Subject to the express provisions of this Plan, the Committee shall determine from the class of Eligible Employees those individuals to whom Awards under this Plan shall be granted, the number of shares of Common Stock subject to each Award, the price (if any) to be paid for the shares or the Award and, in the case of performance share awards, in addition to matters addressed in Section 1.2(b), the specific objectives, goals and performance criteria (such as an increase in sales, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the performance share award. Each Award shall be evidenced by an

Award Agreement signed by the Corporation and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee consistent with the specific provisions of this Plan. The grant of an Award is made on the Award Date.

      1.6 Exercise of Awards.

      An Option or Stock Appreciation Right shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with Section 2.2(a), except to the extent payment may be permitted to be made following delivery of written notice of exercise in accordance with Section 2.2(b). Notwithstanding any other provision of this Plan, the Committee may impose, by rule and in Award Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements.

      1.7 No Transferability; Limited Exception to Transfer Restrictions.

      (a) Limit On Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 1.7, by applicable law and by the Award Agreement, as the same may be amended, (i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and (ii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

      (b) Exceptions. The Committee may permit Awards to be exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant’s immediate family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s immediate family and/or charitable institutions, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than nominal consideration). Notwithstanding the foregoing or Section 1.7(c), Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

      (c) Further Exceptions to Limits On Transfer. The exercise and transfer restrictions in Section 1.7(a) shall not apply to:

(i) transfers to the Corporation,

(ii) the designation of a beneficiary to receive benefits in the event of the Participant’s death or, if the Participant has died, transfers to or exercise by the Participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(iii) transfers pursuant to a QDRO order if approved or ratified by the Committee,

(iv) if the Participant has suffered a disability, permitted transfers or exercises on behalf of the Participant by his or her legal representative, or

(v) the authorization by the Committee of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

II.     Options

      2.1 Grants.

      One or more Options may be granted to any Eligible Employee. Each Option so granted shall be designated by the Committee in the applicable Award Agreement as either a Nonqualified Stock Option or an Incentive Stock Option.

      2.2 Option Price.

      (a) The purchase price per share of Common Stock covered by each Option shall be determined by the Committee, but shall not be less than 100% (110% in the case of an Incentive Stock Option grant to a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Corporation or a Subsidiary) of the Fair Market Value of the Common Stock on the date the Option is granted. The purchase price of any shares purchased shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by check payable to the order of the Corporation, (ii) if authorized by the Committee or specified in the Option being exercised, by a promissory note made by the Participant in favor of the Corporation, upon the terms and conditions determined by the Committee, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements), or (iii) if authorized by the Committee or specified in the Option being exercised, by shares of Common Stock of the Corporation already owned by the Participant; provided, however, that the Committee may in its absolute discretion limit the Participant’s ability to exercise an Award by means other than cash or check, and provided further that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

      (b) In addition to the payment methods described in subsection (a), the Option may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a bank or broker to promptly deliver to the Corporation the amount of sale or loan proceeds necessary to pay the exercise price and, unless otherwise allowed by the Committee, any applicable tax withholding under Section 6.6. The Company shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor.

      2.3 Option Period.

      Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Committee, but not later than 10 years after the Award Date, and shall be subject to earlier termination as hereinafter provided.

      2.4 Exercise of Options.

      Except as otherwise provided in Section 6.3 and 6.4, an Option may become exercisable, in whole or in part, on the date or dates specified in the Award Agreement and thereafter shall remain exercisable until the expiration or earlier termination of the Option. No Option shall be exercisable for at least six months after the Award Date, except in the case of death or Total Disability. The Committee may, at any time after grant of the Option and from time to time, increase the number of shares exercisable at any time so long as the total number of shares subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 10 shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option.

      2.5 Limitations on Grant of Incentive Stock Options.

      (a) To the extent that the aggregate fair market value of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as nonqualified stock options. For purposes of determining whether the $100,000 limit is exceeded, the fair market value of stock subject to options shall be determined as of the date the options are awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Corporation may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

      (b) There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an “incentive stock option” as that term is defined in Section 422 of the Code.

      (c) No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Subsidiary, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

      2.6 Non-Employee Director Awards.

      (a) Participation. Awards under this Section 2.6 shall be made only to Non-Employee Directors.

      (b) Option Grants. Effective on the day after the Corporation’s 1999 annual meeting, as and when any person who is not then an officer or employee of the Company shall become a director of the Corporation, there shall be granted automatically (without any action by the Board or the Committee) a Nonqualified Stock Option (the grant or award date of which shall be the date such person takes office) to such person to purchase 9,000 shares of Common Stock.

      (c) Subsequent Annual Options. In each calendar year during the term of the Plan, commencing with the 2000 annual meeting, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option to purchase 9,000 shares of Common Stock to each Non-Employee Director who is re-elected as a director of the Corporation or who continues as a director (the grant or award date of which shall be the date of the annual meeting of shareholders in each such year).

      (d) Option Price. The purchase price per share of the Common Stock covered by each Option granted pursuant to this Section 2.6 shall be one hundred percent of the Fair Market Value of the Common Stock on the Award Date. The purchase price of any shares purchased shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the business day next preceding the date of exercise of the Option, or partly in such shares and partly in cash.

      (e) Option Period. Each Option granted under this Section 2.6 and all rights or obligations thereunder shall expire on the fifth anniversary of the Award Date and shall be subject to earlier termination as provided below.

      (f) Exercise of Options. Except as otherwise provided in Sections 2.6(g) and 2.6(h), each Option granted under this Section 2.6 shall become exercisable (i) as to one-quarter of the covered shares on the earlier of (A) the first anniversary of the Award Date, or (B) the day immediately preceding the first regularly scheduled Annual Meeting of shareholders first occurring after the Award Date; and (ii) as to an additional  1/48th of the covered shares in each of the 36 months thereafter (using the Award Date as the date of monthly vesting).

      (g) Termination of Directorship. If a Non-Employee Director Participant’s services as a member of the Board terminate, each Option granted pursuant to Section 2.6(b) or (c) hereof held by such Non-Employee Director Participant which is not then exercisable shall terminate; provided, however, that if a Non-Employee Director Participant’s services as a member of the Board terminate by reason of death or Total Disability, the Committee may, in its discretion, consider to be exercisable a greater portion of any such Option than would otherwise be exercisable, upon such terms as the Committee shall determine. If a Non-Employee Director Participant’s services as a member of the Board terminate by reason of death or Total Disability, any portion of any such Option which is then exercisable may be exercised for one year after the date of such termination or the balance of such Option’s term, whichever period is shorter. If a Non-Employee Director Participant’s services as a member of the Board terminate for any other reason, any portion of any such Option which is then exercisable may be exercised for three months after the date of such termination or the balance of such Option’s term, whichever period is shorter.

      (h) Acceleration Upon an Event. Immediately prior to the occurrence of an Event, in order to protect the holders of Options granted under this Section 2.6, each Option granted under Section 2.6(b) or (c) hereof shall become exercisable in full.

      (i) Adjustments. The specific numbers of shares stated in the foregoing provisions of Section 2.6(b) and (c) hereof and the consideration payable for such shares shall be subject to adjustment in certain events as provided in Section 6.2 of this Plan; provided, however, that the specific number of shares stated in Section 2.6(b) and in Section 2.6(c) shall not be adjusted, unless such adjustment is approved by the Board, in connection with a split or reverse split of the Common Stock.

      2.7 Options and Rights in Substitution for Stock Options Granted by Other Corporations.

      Options and Stock Appreciation Rights may be granted to Eligible Employees under this Plan in substitution for employee stock options granted by other entities to persons who are or who will become Eligible Employees in respect of the Company, in connection with a distribution, merger or reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company, directly or indirectly, of all or a substantial part of the stock or assets of the other entity.

      2.8 Adjustments, No Repricing Without Prior Shareholder Approval.

      Subject to Section 1.4 and Section 6.7 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee any adjustment in the exercise or repurchase price (except as set forth below), vesting schedule, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award (except as set forth below), provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period. Notwithstanding the foregoing, in no case shall the per share exercise price of any Option or related Stock Appreciation Right be reduced (by amendment, substitution, cancellation and regrant or other means) without stockholder approval to a price less than the Fair Market Value of a share of Common Stock on the related Award Date.

III.     Stock Appreciation Rights

      3.1 Grants.

      In its discretion, the Committee may grant Stock Appreciation Rights concurrently with the grant of Options. A Stock Appreciation Right shall extend to all or a portion of the shares covered by the related Option. A Stock Appreciation Right shall entitle the Participant who holds the related Option, upon exercise of the Stock Appreciation Right and surrender of the related Option, or portion thereof, to the extent the Stock Appreciation Right and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 3.3. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder. In its discretion, the Committee may also grant Stock Appreciation Rights independently of any Option subject to such conditions as the Committee may in its absolute discretion provide.

      3.2 Exercise of Stock Appreciation Rights.

      (a) A Stock Appreciation Right granted concurrently with an Option shall be exercisable only at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the exercise price of the related Option.

      (b) In the event that a Stock Appreciation Right granted concurrently with an Option is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of Common Stock that may be issued or transferred pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall also be reduced by such number of shares.

      (c) If a Stock Appreciation Right granted concurrently with an Option extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less than the remaining number of shares subject to such Stock Appreciation Right.

      (d) A Stock Appreciation Right granted independently of any Option shall be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

      3.3 Payment.

      (a) Upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of the related Option, the Participant shall be entitled to receive payment of an amount determined by multiplying

(i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

(ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

      (b) The Committee, in its sole discretion, may settle the amount determined under paragraph (a) above solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. In any event, cash shall be paid in lieu of fractional shares. Absent a determination to the contrary, all Stock Appreciation Rights shall be settled in cash as soon as practicable after exercise. The exercise price for the Stock Appreciation Right shall be the exercise price of the related Option. Notwithstanding the foregoing, the Committee may, in the Award Agreement, determine the maximum amount of cash or stock or a combination thereof which may be delivered upon exercise of a Stock Appreciation Right.

      (c) Upon exercise of a Stock Appreciation Right granted independently of any Option, the Participant shall be entitled to receive payment of an amount based on a percentage, specified in the Award Agreement, of the difference obtained by subtracting the Fair Market Value per share of Common Stock on the Award Date from the Fair Market Value per share of Common Stock on the date of exercise of the Stock Appreciation Right. Such amount shall be paid as described in paragraph (b) above.

IV.     Restricted Stock Awards

      4.1 Grants.

      Subject to Section 1.4, the Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such shares by the Participant and the restrictions imposed on such shares, which restrictions shall not terminate earlier than six months after the Award Date. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

      4.2 Restrictions.

      (a) Shares of Common Stock included in Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

      (b) Unless otherwise provided in the applicable Award Agreement, Participants receiving Restricted Stock shall be entitled to dividend and voting rights for the shares issued even though they are not vested, provided that such rights shall terminate immediately as to any forfeited Restricted Stock.

      (c) In the event that the Participant shall have paid cash in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).

      4.3 Return to the Corporation.

      Unless the Committee otherwise expressly provides, shares of Restricted Stock that remain subject to restrictions at the time of termination of employment or are subject to other conditions to vesting that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and on such terms as the Committee shall therein provide.

V.     Performance Share Awards

      5.1 Grants.

      The Committee may, in its discretion, grant Performance Share Awards to Eligible Employees based upon such factors as the Committee shall determine. A Performance Share Award agreement shall specify the number of shares of Common Stock subject to the Performance Share Award, the price, if any, to be paid for such shares by the Participant and the conditions upon which issuance to the Participant shall be based, which issuance shall not be earlier than six months after the Award Date.

      5.2 Special Performance-Based Share Awards.

      Without limiting the generality of the foregoing, and in addition to Options and Stock Appreciation Rights granted under other provisions of this Plan which are intended to satisfy the exception for “qualified performance-based compensation” under Section 162(m) of the Code (with such Awards hereinafter referred to as a “Qualifying Option” or “Qualifying Stock Appreciation Right,” respectively), other performance-based awards within the meaning of Section 162(m) of the Code (“Performance-Based Awards”), whether in the form of restricted stock, performance stock, phantom stock, Cash-Based Awards or other rights, the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Goals relative to pre-established targeted levels for the Corporation on a consolidated, segment, subsidiary, division or unit basis, may be granted under this Plan. Any Qualifying Option or Qualifying Stock Appreciation Right shall be subject to the requirements of Section 5.3(a), (c) and (f) below in order for such Award to satisfy the requirements for “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(a) Eligible Class. The eligible class of persons for Performance-Based Awards under this Section shall be the key employees (including officers) of the Company.

(b) Performance Goal Alternatives. The specific performance goals for Performance-Based Awards granted under this Section (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Goals, as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Award Agreement the specific performance target(s) relative to the Performance Goal(s) which must be attained before the compensation under the Performance-Based Award becomes payable. The specific targets shall be determined within the time period permitted under Section 162(m) of the Code (and any regulations issued thereunder) so that such targets are considered to be pre-established and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one nor more than 10 years.

(c) Maximum Performance-Based Award. Notwithstanding any other provision of the Plan to the contrary, the maximum number of shares of Common Stock which may be delivered pursuant to awards that are granted as Performance-Based Awards under this Section 5.2 to any Participant in any calendar year (plus the number of shares of Common Stock subject to Options and Stock Appreciation Rights granted to that Participant in that calendar year) shall not exceed 900,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 6.2. Awards that are cancelled during the year shall be counted against this limit to the extent required by Section 162(m) of the Code. In addition, the aggregate amount of compensation that may be paid to any Participant in respect of any Cash-Based Awards that are granted to that Participant during any calendar year as Performance-Based Awards shall not exceed $3,500,000.

(d) Committee Certification. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options or Qualifying Stock Appreciation Rights) is paid, the Committee must certify in writing that the Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a change in control event in accordance with Section 162(m) of the Code and Section 6.2.

(e) Terms and Conditions of Awards. The Committee will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

(f) Adjustments for Changes in Capitalization and other Material Changes. In the event of a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, spinoff, reorganization or similar event, or any partial or complete liquidation of the Company, or any similar event consistent with regulations issued under Section 162(m) of the Code including, without limitation, any material change in accounting policies or practices affecting the Company and/or the Performance Goals or targets, then the Committee shall make adjustments to the Performance Goals and targets relating to outstanding Performance-Based Awards to the extent such adjustments are made to reflect the occurrence of such an event; provided, however, that adjustments described in this subsection may be made only to the extent that the occurrence of an event described herein was unforeseen at the time the targets for a Performance-Based Award were established by the Committee.

      5.3 Deferred Payments.

      The Committee may authorize for the benefit of any Eligible Employee the deferral of any payment of cash or shares that may become due or of cash otherwise payable under this Plan, and provide for accredited benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

VI.     Other Provisions

      6.1 Rights of Eligible Employees, Participants and Beneficiaries.

      (a) Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to any Eligible Employee generally.

      (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Employee or Participant any right to continue in the service or employ of the Company or constitute any contract or agreement of service or employment, or interfere in any way with the right of the Company to reduce such person’s compensation or other benefits or to terminate the services or employment of such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any other contractual right of any Eligible Employee or Participant.

      (c) Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of any such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

      6.2 Adjustments Upon Changes in Capitalization.

      (a) If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Corporation or of another issuer, or if additional shares or new or different securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger to which the Corporation is a party, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate adjustment shall be made in the number and kind of shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, paid in connection with Restricted Stock Awards or Performance Share Awards or Performance-Based Awards shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Award not exercised but with a corresponding adjustment in the price for each share. Corresponding adjustments shall be made with respect to Stock Appreciation Rights based upon the adjustments made to the Options to which they are related or, in the case of Stock Appreciation Rights granted independently of any Option, based upon the adjustments made to Common Stock.

      (b) Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, the Plan and outstanding Awards shall terminate. Notwithstanding the foregoing, the Committee may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the Awards theretofore granted or the substitution by such corporation for such Awards of awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance of this Plan by such successor corporation in which event this Plan and the Awards shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or shares of Common Stock in lieu of and in complete satisfaction of such Awards.

      (c) In adjusting Awards to reflect the changes described in this Section 6.2, or in determining that no such adjustment is necessary, the Committee may rely upon the advice of independent counsel and accountants of the Company, and the determination of the Committee shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

      (d) In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to shareholders generally.

      6.3 Termination of Employment.

      (a) If the Participant’s service to or employment by the Company terminates for any reason other than Retirement, death or Total Disability, the Participant shall have, subject to earlier termination pursuant to or as contemplated by Section 2.3, three months or such shorter period as is provided in the Award Agreements from the date of termination of services or employment to exercise any Option to the extent it shall have become exercisable on the date of termination of employment, and any Option not exercisable on that date shall terminate. Notwithstanding the preceding sentence, in the event the Participant is discharged for cause as determined by the Committee in its sole discretion, all Options shall lapse immediately upon such termination of services or employment.

      (b) If the Participant’s service to or employment by the Company terminates as a result of Retirement or Total Disability, the Participant or Participant’s Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 2.3, 12 months (or, in the case of Incentive Stock Options where the Participant terminates as a result of Retirement, three months) or such shorter period as is provided in the Award Agreements from the date of termination of services or employment to exercise any Option to the extent it shall have become exercisable by the date of termination of services or employment and any Option not exercisable on that date shall terminate.

      (c) If the Participant’s service to or employment by the Company terminates as a result of death while the Participant is rendering services to the Company or is employed by the Company or during the 12 month period (or, in the case of Incentive Stock Options where the Participant has terminated as a result of Retirement, three month period) referred to in subsection (b) above, the Participant’s Option shall be exercisable by the Participant’s Beneficiary, subject to earlier termination pursuant to or as contemplated by Section 2.3, during the 12 month period or such shorter period as is provided in the Award Agreements following the Participant’s death, as to all or any part of the shares of Common Stock covered thereby to the extent exercisable on the date of death (or earlier termination).

      (d) Each Stock Appreciation Right granted concurrently with an Option shall have the same termination provisions and exercisability periods as the Option to which it relates. The termination provisions and exercisability periods of any Stock Appreciation Right granted independently of an Option shall be established in accordance with Section 3.2(d). The exercisability period of a Stock Appreciation Right shall not exceed that provided in Section 2.3 or in the related Award Agreement and the Stock Appreciation Right shall expire at the end of such exercisability period.

      (e) In the event of termination of services to or employment with the Company for any reason, (i) shares of Common Stock subject to the Participant’s Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date; and (ii) shares of Common Stock subject to the Participant’s Performance Share Award or Performance-Based Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date.

      (f) In the event of termination of services to or employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant’s Award available to the Participant, or Participant’s Beneficiary or Personal Representative, as the case may be, upon such terms as the Committee shall determine.

      (g) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 6.3 to be a termination of services or employment of each consultant or employee of that entity who does not continue as a consultant or as an employee of another entity within the Company.

      (h) Upon forfeiture of a Restricted Stock Award pursuant to this Section 6.3, the Participant, or his or her Beneficiary or Personal Representative, as the case may be, shall transfer to the Corporation the portion of the Restricted Stock Award not vested at the date of termination of services or employment, without payment of any consideration by the Corporation for such transfer unless the Participant paid a purchase price in which case repayment, if any, of that price shall be governed by the Award Agreement. Notwithstanding any such transfer to the Corporation, or failure, refusal or neglect to transfer, by the Participant, or his or her

Beneficiary or Personal Representative, as the case may be, such nonvested portion of any Restricted Stock Award shall be deemed transferred automatically to the Corporation on the date of termination of services or employment. The Participant’s original acceptance of the Restricted Stock Award shall constitute his or her appointment of the Corporation and each of its authorized representatives as attorney(s)-in-fact to effect such transfer and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with such transfer.

      6.4 Acceleration of Awards.

      Unless prior to an Event the Board determines that, upon its occurrence, there shall be no acceleration of Awards or determines those Awards which shall be accelerated and the extent to which they shall be accelerated, upon the occurrence of an Event (i) each Option and each related Stock Appreciation Right shall become immediately exercisable to the full extent theretofore not exercisable, (ii) Restricted Stock shall immediately vest free of restrictions and (iii) the number of shares covered by each Performance Share Award or Performance-Based Award shall be issued to the Participant; subject, however, to compliance with applicable regulatory requirements, including without limitation and Section 422 of the Code. For purposes of this section only, the Board shall mean the Board as constituted immediately prior to the Event.

      6.5 Government Regulations.

      This Plan, the granting of Awards under this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency (including without limitation “no action” positions of the Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no Awards may be granted under this Plan, and no shares shall be issued by the Corporation, nor cash payments made by the Corporation, pursuant to or in connection with any such Award, unless and until, in each such case, all legal requirements applicable to the issuance or payment have, in the opinion of counsel to the Corporation, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurances satisfactory to counsel to the Corporation in respect of such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.

      6.6 Tax Withholding.

      (a) Upon the disposition by a Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option, the exercise of a Stock Appreciation Right, the vesting of a Restricted Stock Award or the payment of a Performance Share Award or Performance-Based Award, the Company shall have the right to (i) require such Participant or such other person to pay by cash or check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions or (ii) deduct from amounts paid in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amounts. The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the Committee may establish, to have the Company reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding; provided, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements.

      (b) The Committee may, in its discretion, permit a loan from the Company to a Participant in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received pursuant to a transaction described in subsection (a) above. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and rules as the Committee may establish.

      6.7 Amendment, Termination and Suspension.

      (a) The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan (or any part hereof). No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

      (b) To the extent then required under Sections 162, 422 or 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.

      (c) Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant, the Participant’s rights and benefits under an Award.

      (d) No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 6.2 shall not be deemed to constitute changes or amendments for purposes of this Section 6.7.

      6.8 Privileges of Stock Ownership; Nondistributive Intent.

      A Participant shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to him or her. Upon the issuance and transfer of shares to the Participant, unless a registration statement is in effect under the Securities Act and applicable state securities law, relating to such issued and transferred Common Stock and there is available for delivery a prospectus meeting the requirements of Section 10 of the Securities Act, the Common Stock may be issued and transferred to the Participant only if he or she represents and warrants in writing to the Corporation that the shares are being acquired for investment and not with a view to the resale or distribution thereof. No shares shall be issued and transferred unless and until there shall have been full compliance with any then applicable regulatory requirements (including those of exchanges upon which any Common Stock of the Corporation may be listed).

      6.9 Effective Date of the Plan.

      This Plan shall be effective upon its approval by the Board (the “Effective Date”), subject to approval by the shareholders of the Corporation within twelve months from the date of such Board approval.

      6.10 Term of the Plan.

      Unless previously terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Effective Date, and no Awards shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted. Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the Plan’s termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award, shall continue during any suspension of this Plan and in respect of Awards outstanding on the termination date. No new Performance-Based Award may be granted under Section 5.2 of the Plan after the first annual shareholders meeting of the Corporation to occur in 2008, but such termination shall not affect any Performance-Based Award theretofore granted.

      6.11 Governing Law.

      This Plan and the documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

      6.12 Plan Construction.

      (a) Rule 16b-3.     It is the intent of the Corporation that the Awards and transactions permitted by Awards generally satisfy and be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfies the applicable requirements of Rule 16b-3 promulgated thereunder so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability.

      (b) Section 162(m).     It is the further intent of the Corporation that (to the extent the Corporation or Awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code), Options or SARs granted with an exercise or base price not less than Fair Market Value on the date of grant and Performance-Based Awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 162(m) of the Code will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m) of the Code, to the extent that the Committee authorizing the Award (or the payment thereof, as the case may be) satisfies any applicable administrative requirements thereof.

      6.13 Captions.

      Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

      6.14 Non-Exclusivity of Plan.

      Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

      6.15 No Corporate Action Restriction.

      The existence of the Plan, the Award Agreements and the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Corporation’s or any Subsidiary’s capital structure or its business, (b) any merger, amalgamation, consolidation or change in the ownership of the Corporation or any subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Corporation’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the Corporation or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any Award or Award Agreement against any member of the Board or the Committee, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

      6.16 Other Company Benefit and Compensation Program.

      Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or the Subsidiaries.

VII.     Definitions

      7.1 Definitions.

      (a) “Award” means an Option, which may be designated as a Nonqualified Stock Option or an Incentive Stock Option, a Stock Appreciation Right, a Restricted Stock Award, Performance Share Award or Performance-Based Award, in each case granted under this Plan.

      (b) “Award Agreement” means a written agreement setting forth the terms of an Award.

      (c) “Award Date” means the date upon which the Committee took the action granting an Award or such later date as is prescribed by the Committee or, in the case of Options granted under Section 2.6, the date specified in such Section 2.6.

      (d) “Beneficiary” means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant’s death, and shall mean the Participant’s executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

      (e) “Board” means the Board of Directors of the Corporation.

      (f) “Cash-Based Award” means an Award pursuant to Section 5.2 that, if paid, must be paid in cash and is not denominated in nor have a value derived from the value of, nor an exercise or conversion privilege at a price related to, shares of Common Stock.

      (g) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

      (h) “Commission” means the Securities and Exchange Commission.

      (i) “Committee” means the Board or a committee appointed by the Board to administer this Plan, which committee shall be comprised only of one or more directors or such greater number of directors as may be required under applicable law. In respect of any decision with respect to an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall be composed of no less than two members, each of whom shall be an “outside director” within the meaning of Section 162(m) of the Code. In respect of any decision with respect to an Award intended to be exempt pursuant to Rule 16b-3 promulgated by the Commission under the Exchange Act, the Committee shall be composed of no less than two members, each of whom shall be a “Non-Employee Director” within the meaning of Rule 16b-3(d)(1) under the Exchange Act.

      (j) “Common Stock” means the Common Stock of the Corporation.

      (k) “Company” means the Corporation and its Subsidiaries, collectively or individually, as the context may require.

      (l) “Corporation” means Pacific Sunwear of California, Inc., a California corporation, and its successors.

      (m) “Eligible Employee” means an officer or key employee of the Company and consultants to the Company whether or not such consultants are employees.

      (n) “Event” means any of the following:

(i) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

(ii) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities other than Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Corporation; or

(iii) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation’s business assets to a person or entity which is not a Subsidiary.

      (o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

      (p) “Fair Market Value” means (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. (“NASD”) through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the values established by the Committee for purposes of the Plan.

      (q) “Incentive Stock Option” means an option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

      (r) “Non-Employee Director” means a member of the Board who is not an officer or employee of the Company.

      (s) “Non-Employee Director Participant” means a Non-Employee Director who has been granted an Option under Section 2.6.

      (t) “Nonqualified Stock Option” means an option which is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof.

      (u) “Option” means an option to purchase Common Stock under this Plan. An Option shall be designated by the Committee as a Nonqualified Stock Option or an Incentive Stock Option.

      (v) “Participant” means an Eligible Employee who has been granted an Award and a Non-Employee Director who has received an Option under Section 2.6.

      (w) “Performance Goal” means any one or more of the criteria set forth on Exhibit A hereto.

      (x) “Performance-Based Awards” shall mean an Award of a right to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

      (y) “Performance Share Award” means an award of shares of Common Stock under Section 5.1, the issuance of which is contingent upon attainment of performance objectives specified by the Committee.

      (z) “Personal Representative” means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

      (aa) “Plan” means the Pacific Sunwear of California, Inc. 1999 Stock Award Plan, as it may be amended from time to time.

      (bb) “QDRO” shall mean an order requiring the transfer of an Award or portion thereof pursuant to a state domestic relations law to the spouse, former spouse, child or other dependent of a Participant. Such order must be in a form substantially identical to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.

      (cc) “Restricted Stock” means those shares of Common Stock issued pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

      (dd) “Restricted Stock Award” means an award of a fixed number of shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

      (ee) “Retirement” means retirement from employment by or providing services to the Corporation or any Subsidiary after age 65 and, in the case of employees, in accordance with the retirement policies of the Company then in effect.

      (ff) “Securities Act” means the Securities Act of 1933, as amended.

      (gg) “Stock Appreciation Right” means a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, determined as provided in Section 3.3(a).

      (hh) “Subsidiary” means any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

      (ii) “Total Disability” means a “permanent and total disability” within the meaning of Section 22(e)(3) of the Code and, in the case of Awards other than Incentive Stock Options, such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

EXHIBIT A

PERFORMANCE GOALS

      The Performance Targets shall mean any one or a combination of the following. Except as otherwise expressly provided below or the context otherwise requires, financial and accounting terms herein are used as defined for purposes of, and shall be determined and construed in accordance with, generally accepted accounting principles, as from time to time in effect, as applied and reflected in the consolidated financial statements of the Corporation, prepared in the ordinary course of business.

      EBIT. “EBIT” means Net Income before interest expense and taxes.

      EBITDA. “EBITDA” means Net Income before interest expense, taxes, depreciation and amortization.

      EPS. “EPS” means Net Income divided by the weighted average number of common shares outstanding. Unless otherwise provided by the Committee in the related Award Agreement, common shares outstanding shall be adjusted to include the dilutive effect of stock options, restricted stock and other dilutive financial instruments.

      Expense Reduction. “Expense Reduction” means reduction in actual expense or an improvement in the expense to Net Sales ratio compared to a target or prior year actual expense to Sales ratio.

      Debt to EBITDA. “Debt to EBITDA” means the ratio of debt to EBITDA.

      Interest Coverage. “Interest Coverage” means the ratio of EBITDA to interest expense.

      Inventory Turns. “Inventory Turns” means the ratio of total cost of goods sold on a historical basis to average net inventory.

      Net Income. “Net Income” means the difference between total Net Sales and total costs and expenses, including income taxes.

      Net Sales. “Net Sales” means net sales.

      Operating Cash Flow. “Operating Cash Flow” means the net cash provided by operating activities less net cash used by operations and investing activities as shown on the statement of cash flows.

      Pre-Tax Margin. “Pre-Tax Margin” means the ratio of earnings before income taxes to Net Sales.

      Return on Assets. “Return on Assets” means the ratio of Net Income to total average assets including goodwill.

      Return on Capital. “Return on Capital” means the ratio of Net Income to average total capital. Total capital includes working capital, and other long term assets such as PP&E, goodwill and intangibles, and leased assets. Unless otherwise provided by the Committee in the related Award Agreement, cash, deferred tax assets and debt shall not be included in capital for calculation purposes.

      Return on Equity. “Return on Equity” means Net Income divided by average total equity.

      Stock Price Appreciation. “Stock Price Appreciation” means an increase, or an average annualized increase, in the stock price or market value of the Common Stock of the Corporation after the date of grant of an Award or above a specified price.

      Working Capital Improvement. “Working Capital Improvement” means the net change in current assets less current liabilities over the applicable period or the reduction in the current ratio (current assets divided by current liabilities), excluding changes in cash and cash equivalents, and current and deferred income taxes.

PACIFIC SUNWEAR OF CALIFORNIA, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE COMPANY FOR ANNUAL MEETING, MAY 21, 2003

The undersigned, a shareholder of PACIFIC SUNWEAR OF CALIFORNIA, INC., a California corporation (the “Company”), acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders, the accompanying Proxy Statement and the Annual Report to Shareholders for the year ended February 1, 2003; and, revoking any proxy previously given, hereby constitutes and appoints Greg H. Weaver and Carl W. Womack, and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to vote the shares of Common Stock of the Company standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the principal executive offices of the Company located at 3450 E. Miraloma Avenue, Anaheim, California 92806 on Wednesday, May 21, 2003 at 9:00 a.m. local time, and at any adjournment thereof, on all matters coming before said meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

(continued and to be signed on other side)

— DETACH PROXY CARD HERE —

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The Board of Directors recommends a vote FOR ALL of the nominees listed below and FOR Proposals 2 and 3.

1.	Election of Class I directors:	01 Sally Frame Kasaks
02 Peter Starrett
03 Thomas M. Murnane

(Authority to vote for any nominee named may be withheld by lining through that nominee’s name.)

☐	FOR all nominees	☐	WITHHOLD AUTHORITY to vote for all nominees

Election of Class II directors:	04 Greg H. Weaver
05 Julius Jensen III
06 Pearson C. Cummin III

(Authority to vote for any nominee named may be withheld by lining through that nominee’s name.)

☐	FOR all nominees	☐	WITHHOLD AUTHORITY to vote for all nominees

2.	Approval of the amendment to the Company’s 1999 Stock Award Plan which increases the number of shares authorized to be issued under such Plan by 2,500,000 shares, from 4,800,000 shares to 7,300,000 shares, as well as amend certain other provisions in the Plan.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending January 31, 2004.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	In their discretion, upon any other matters as may properly come before the meeting or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR LISTED, FOR THE AMENDMENT TO THE 1999 STOCK AWARD PLAN AND FOR THE RATIFICATION OF DELOITTE & TOUCHE LLP. IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON, THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSON AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE.

Dated:	, 2003

Signature of Shareholder

Signature of Shareholder
This Proxy must be signed exactly as your name appears hereon. Executors, administrators, trustees, etc., should give full title, as such. If the shareholder is a corporation, a duly authorized officer should sign on behalf of the corporation and should indicate his or her title.

— Please Detach Here —

You Must Detach This Portion of the Proxy Card
Before Returning it in the Enclosed Envelope